                                   EXHIBIT 10

                                                                 EXECUTION COPY



              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                  as Depositor,

                   ASSOCIATES HOUSING FINANCE SERVICES, INC.,
                             as Seller and Servicer,

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee

                          ----------------------------

                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 1997

                          ----------------------------

                                  $392,795,000
                    Associates Manufactured Housing Contract
                           Pass-Through Certificates,
                                  Series 1997-1

                                TABLE OF CONTENTS

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                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions.........................................................................      1


                                   ARTICLE TWO

                  CONVEYANCE OF CONTRACTS; CUSTODY OF CONTRACTS

Section 2.01.  Conveyance of Contracts and Other Rights............................................     32
Section 2.02.  Filing; Name Change or Relocation...................................................     33
Section 2.03.  Acceptance by Trustee...............................................................     35
Section 2.04.  Conditions to Closing...............................................................     35
Section 2.05.  REMIC Election......................................................................     35
Section 2.06.  Contribution of Assets..............................................................     35
Section 2.07.  Execution and Authentication of Certificates........................................     36


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations and Warranties as to the Seller ....................................     37
Section 3.02.  Representations and Warranties as to Each Contract .................................     38
Section 3.03.  Representations and Warranties as to the Contracts .................................     41
Section 3.04.  Representations and Warranties as to the Contract Files ............................     42
Section 3.05.  Repurchase of Contracts for Breach..................................................     42
Section 3.06.  Representation and Warranty as to the Depositor ....................................     44


                                  ARTICLE FOUR

                                THE CERTIFICATES

Section 4.01.  The Certificates....................................................................     45
Section 4.02.  Registration of Transfer and Exchange of Certificates ..............................     45
Section 4.03.  Book-Entry Certificates.............................................................     47
Section 4.04.  Mutilated, Destroyed, Lost or Stolen Certificates ..................................     48
Section 4.05.  Persons Deemed Owners...............................................................     48
Section 4.06.  Appointment of Paying Agent.........................................................     49
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
Section 4.07.  Access to List of Certificateholder Names and Addresses .................................    49
Section 4.08.  Authenticating Agents....................................................................    48
Section 4.09.  The Class R Certificates.................................................................    50


                                  ARTICLE FIVE

                    ADMINISTRATION AND SERVICING OF CONTRACTS

Section 5.01.  Responsibility for Contract Administration and Servicing ................................    53
Section 5.02.  Standard of Care.........................................................................    53
Section 5.03.  Subservicing.............................................................................    53
Section 5.04.  Records..................................................................................    54
Section 5.05.  Inspection...............................................................................    55
Section 5.06.  Payment of Taxes.........................................................................    55
Section 5.07.  Enforcement..............................................................................    55
Section 5.08.  Hazard Insurance Policies................................................................    56
Section 5.09.  Hazard Insurance Policy Collections;
               Consent to Manufactured Home Transfers; Assumption Agreements ...........................    57
Section 5.10.  Realization upon Defaulted Contracts.....................................................    58
Section 5.11.  Costs and Expenses.......................................................................    58
Section 5.12.  Trustee to Cooperate.....................................................................    58
Section 5.13.  Servicing and Other Compensation.........................................................    59
Section 5.14.  Custody of Contracts.....................................................................    59
Section 5.15.  REO Disposition..........................................................................    60


                                   ARTICLE SIX

                                  DISTRIBUTIONS

Section 6.01.  Monthly Payments.........................................................................    62
Section 6.02.  Withdrawals from the Certificate Account.................................................    66
Section 6.03.  Advances.................................................................................    67
Section 6.04.  Establishment of and Deposits in Certificate Account ....................................    68
Section 6.05.  Reserve Fund.............................................................................    69
Section 6.06.  Liquidity Accounts.......................................................................    70
Section 6.07.  Class A-1 Final Distribution Account.....................................................    70
Section 6.08.  Transfer of Certificate Account, Reserve Fund, Class A-1
               Final Distribution Account and Liquidity Accounts .......................................    71

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                                  ARTICLE SEVEN

                                     REPORTS

Section 7.01.  Monthly Reports............................................................................       72
Section 7.02.  Servicer's Certificate.....................................................................       72
Section 7.03.  Other Data.................................................................................       72
Section 7.04.  Annual Statement as to Compliance..........................................................       72
Section 7.05.  Annual Independent Public Accountants' Servicing Report ...................................       72
Section 7.06.  Statements to Certificateholders...........................................................       73
Section 7.07.  Annual Opinion of Counsel..................................................................       75
Section 7.08.  Other Reports..............................................................................       75


                                  ARTICLE EIGHT

                   INDEMNITIES; THE DEPOSITOR AND THE SERVICER

Section 8.01.  Liabilities to Obligors....................................................................       76
Section 8.02.  Tax Indemnification........................................................................       76
Section 8.03.  Servicer's Indemnities.....................................................................       76
Section 8.04.  Operation of Indemnities...................................................................       76
Section 8.05.  Merger or Consolidation of the Depositor, the Seller or the Servicer ......................       76
Section 8.06.  Limitation on Liability of the Depositor and Others .......................................       77
Section 8.07.  Assignment by Servicer.....................................................................       77
Section 8.08.  Successor to the Servicer..................................................................       78


                                  ARTICLE NINE

                                     DEFAULT

Section 9.01.  Events of Default..........................................................................       80
Section 9.02.  Waiver of Defaults.........................................................................       81
Section 9.03.  Trustee to Act; Appointment of Successor...................................................       81
Section 9.04.  Notification to Certificateholders.........................................................       81
Section 9.05.  Effect of Transfer.........................................................................       81


                                   ARTICLE TEN

                                   THE TRUSTEE

Section 10.01.  Duties of Trustee.........................................................................       83
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
Section 10.02.  Certain Matters Affecting the Trustee.....................................................       84
Section 10.03.  Trustee Not Liable for Certificates or Contracts .........................................       85
Section 10.04.  Trustee May Own Certificates..............................................................       85
Section 10.05.  Servicer to Pay Fees and Expenses of Trustee .............................................       85
Section 10.06.  Eligibility Requirements for Trustee......................................................       86
Section 10.07.  Resignation and Removal of the Trustee....................................................       86
Section 10.08.  Successor Trustee.........................................................................       87
Section 10.09.  Merger or Consolidation of Trustee........................................................       87
Section 10.10.  Appointment of Co-Trustee or Separate Trustee ............................................       88
Section 10.11.  Appointment of Office or Agency...........................................................       89
Section 10.12.  REMIC Compliance..........................................................................       89


                                 ARTICLE ELEVEN

                                   TERMINATION

Section 11.01.  Termination...............................................................................       91
Section 11.02.  Auction Call..............................................................................       93


                                 ARTICLE TWELVE

                            MISCELLANEOUS PROVISIONS

Section 12.01.  Severability of Provisions................................................................       95
Section 12.02.  Limitation on Rights of Certificateholders................................................       95
Section 12.03.  Acts of Certificateholders................................................................       96
Section 12.04.  Calculations..............................................................................       96
Section 12.05.  Amendment.................................................................................       96
Section 12.06.  Recordation of Agreement..................................................................       98
Section 12.07.  Certificates Nonassessable and Fully Paid.................................................       98
Section 12.08.  No Petition...............................................................................       98
Section 12.09.  Governing Law.............................................................................       98
Section 12.10.  Notices...................................................................................       98
Section 12.11.  Merger and Integration of Documents.......................................................       98
Section 12.12.  Headings..................................................................................       99
Section 12.13.  Counterparts..............................................................................       99
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                                    EXHIBITS

Exhibit A   -  Contract Schedule ............................................    A-1
Exhibit B   -  Form of Face of Class A Certificates ..........................   B-1
Exhibit C   -  Form of Face of Class B Certificates ..........................   C-1
Exhibit D   -  Form of Reverse of Class A and Class B Certificates ...........   D-1
Exhibit E   -  Form of Class M Certificates ..................................   E-1
Exhibit F   -  Form of Class R Certificates ..................................   F-1
Exhibit G   -  Form of Certificate Assignment ................................   G-1
Exhibit H   -  Form of Servicer's Certificate ................................   H-1
Exhibit I   -  Form of Transfer Affidavit ....................................   I-1
Exhibit J   -  Form of Investment Letter of Holder of Class R Certificates ...   J-1
Exhibit K   -  Pro Forma Class A-1 Principal Balance .........................   K-1
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                                        v

         This Pooling and Servicing Agreement, dated as of March 1, 1997, is among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor"), Associates Housing Finance Services, Inc., as seller and servicer (respectively, the "Seller" and the "Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee").

                                   WITNESSETH:

         In consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "ACONA" means Associates Corporation of North America, and its successors.

         "Actuarial Advance" means, with respect to any Due Period and Actuarial Contract that was Outstanding as of the first day of such Due Period, the amount, if any, of the Monthly Payment allocable to interest that was not timely paid.

         "Actuarial Contract" means any Contract with respect to which payments are calculated and applied pursuant to the "actuarial" method.

         "Advance" means, with respect to each Distribution Date, the sum of the Actuarial Advance and the Simple Interest Advance.

         "AFCC" means Associates First Capital Corporation, and its successors.

         "Advance Reimbursement Amount" means any amount received or deemed to be received by the Servicer pursuant to Section 6.03(c) in reimbursement of an Advance made out of its own funds.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         "AHFSI" means Associates Housing Finance Services, Inc. and its successors.

         "Annual Percentage Rate" or "APR" of a Contract means the annual interest rate specified in such Contract.

         "Applicants" shall have the meaning specified in Section 4.07.

         "Appraised Value" means, with respect to any Manufactured Home, the value of such Manufactured Home as determined by a professional appraiser or an employee of the Servicer who, as part of such employment, regularly appraises manufactured housing units.

         "Authenticating Agent" means an authenticating agent appointed pursuant to Section 4.08.

         "Available Distribution Amount" means, with respect to any Distribution Date and the related Due Period, (i) the sum of (a) the amount on deposit in the Certificate Account as of the related Deposit Date, (b) the Advance made in respect of such Distribution Date and (c) any Reserve Fund Draw Amount made in respect of such Distribution Date, reduced by (ii) the sum of (a) aggregate Repossession Profits and (b) amounts permitted to be withdrawn by the Servicer from the Certificate Account pursuant to Section 6.02(a)(i) through (a)(vii).

         "Average Sixty-Day Delinquency Ratio" means, with respect to any Distribution Date, the average of the Sixty-Day Delinquency Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

         "Average Thirty-Day Delinquency Ratio" means, with respect to any Distribution Date, the average of the Thirty-Day Delinquency Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

         "Benefit Plan" means an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code.

         "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         "Business Day" means any day other than (i) a Saturday or Sunday or
(ii) a day on which banking institutions in the States of New York or Texas are authorized or obligated by law or executive order to be closed.

         "Certificate Account" means the custodial account or accounts created and maintained pursuant to Section 6.04.

         "Certificate Owner" means, with respect to a Book-Entry Certificate, the person who is the beneficial owner of the related Certificate.

         "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar (or any successor thereto) appointed pursuant to
Section 4.02.

         "Certificateholder" or "Holder" means the Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, notice, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Affiliate of the Servicer and any Certificate in respect of which the Depositor, the Servicer or any Affiliate thereof is the Certificate Owner (as shall be certified to the Trustee upon its request) shall be deemed not to be outstanding and the Percentage Interest and Fractional Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Fractional Interests necessary to effect such consent, notice, waiver, request or demand has been obtained, unless, in the case of (i) the Class A Certificates, all Class A Certificates are held by such Persons, (ii) the Class M Certificates, all Class A Certificates and Class M Certificates are held by such Persons, (iii) the Class B-1 Certificates, all Class A Certificates, Class M Certificates and Class B-1 Certificates or (iv) the Class B-2 Certificates, all Certificates are held by such Persons, or, in each case, the Certificates of the related Class or Classes have been fully paid.

         "Certificates" means the Class A Certificates, the Class B Certificates, the Class M Certificates and the Class R Certificates.

         "Class" means all Certificates whose form is identical except for variation in denomination, principal amount or owner or designation of class.

         "Class A Certificates" means any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Certificates.

         "Class A Distribution Amount" means, with respect to any Distribution Date, the sum of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Distribution Amounts.

         "Class A Interest Formula Distribution Amount" means the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Interest Formula Distribution Amount, as applicable.

         "Class A/M Percentage" means, with respect to any Distribution Date, the percentage equivalent of a fraction (not to exceed one), the numerator of which is the sum of the Class A and Class M Principal Balances and the denominator of which is the sum of the Class A, Class M and Class B Principal Balances, in each case determined as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date). Notwithstanding the foregoing, if (i) the percentage derived from the fraction (which shall not be greater than one), the numerator of which is the Class B Certificate Principal Balance as of the immediately preceding Distribution Date and the denominator of which is the sum of the Class A, Class M and Class B Certificate Principal Balances, each as of the immediately preceding Distribution Date, is greater than (ii) the percentage derived from the fraction (which shall not be greater than one) the numerator of which is the Class B Certificate Principal Balance as of the immediately preceding Distribution Date less the Class B-2 Floor Amount for such Distribution Date, and the denominator of which is the Formula Principal Distribution Amount for such Distribution Date, then the Class A/M Percentage for such Distribution Date will equal the lesser of (A) the percentage derived from the fraction (which shall not be greater than one), the numerator of which is the Class A and Class M Certificate Principal Balances as of the immediately preceding Distribution Date and the denominator of which is the Formula Principal Distribution Amount for such Distribution Date, and (B) 100% less the percentage derived from the fraction (which shall not be greater than one), the numerator of which is the Class B Certificate Principal Balance as of the immediately preceding Distribution Date less the Class B-2 Floor Amount for such Distribution Date, and the denominator of which is the Formula Principal Distribution Amount for such Distribution Date.

         "Class A Principal Balance" means, at any time, the Initial Class A Principal Balance minus the sum of all amounts previously distributed to the Class A Certificateholders pursuant to Section 6.01(a)(v) and (a)(vi).

         "Class A Principal Shortfall" means, with respect to any Distribution Date, the excess of that portion of the amount equal to the Formula Principal Distribution Amount due to the Class A Certificateholders over the actual amount of principal distributed to the Class A Certificateholders on such Distribution Date in respect of such amount for such Distribution Date.

         "Class A-1 Certificate" means any one of the Certificates designated Class A-1, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-1 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to Class A-1 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-1 Final Distribution Account" means the account entitled "Class A-1 Final Distribution Account" created and maintained pursuant to
Section 6.07.

         "Class A-1 Final Distribution Account Draw Amount" means, the lesser of
(i) the amount on deposit in the Class A-1 Final Distribution Account and (ii) the portion of the Class A-1 Principal Balance that would be remaining after giving effect to the distribution of all amounts pursuant to Section 6.01(a)(v) and 6.01(a)(vi)(1) on the Class A-1 Final Distribution Date.

         "Class A-1 Final Distribution Account Requirement" means, with respect to any Distribution Date, the amount, if any, by which the Class A-1 Principal Balance as of the immediately preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date) exceeds the Pro Forma Class A-1 Principal Balance as of such Distribution Date.

         "Class A-1 Final Distribution Date" means April 15, 1998.

         "Class A-1 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-1 Pass-Through Rate on the Class A-1 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-1 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class A-1 Principal Balance) and (ii) any Class A-1 Unpaid Interest Shortfall.

         "Class A-1 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-1 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-1 Interest Formula Distribution Amount".

         "Class A-1 Pass-Through Rate" means 5.5276% per annum. The Class A-1 Pass- Through Rate will be computed on the basis of a 360-day year and the actual number of days in the applicable interest accrual period.

         "Class A-1 Principal Balance" means, at any time, the Initial Class A-1 Principal Balance minus the sum of all amounts previously distributed to the Class A-1 Certificateholders pursuant to Section 6.01(a)(v), clause (1) of
Section 6.01(a)(vi) and Section 6.01(a)(xxi).

         "Class A-1 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-1 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to Class A-1 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-1 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-1 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-1 Certificateholders on any Distribution Date, the distribution of interest to Class A-1 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-1 Interest Formula Distribution Amount" and then to any Class A-1 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class A-1 Unreimbursed Final Distribution Account Draw Amount" means, with respect to (i) any Distribution Date following the Class A-1 Final Distribution Date, provided that a Class A-1 Final Distribution Account Draw Amount was made on the Class A-1 Final Distribution Date, the amount, if any, by which the Class A-1 Final Distribution Account Draw Amount exceeds the aggregate of the Formula Principal Distribution Amounts for each Distribution Date following the Class A-1 Final Distribution Date and prior to the current Distribution Date and (ii) any other Distribution Date, zero.

         "Class A-2 Certificate" means any one of the Certificates designated as Class A-2, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-2 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class A-2 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-2 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-2 Pass-Through Rate on the Class A-2 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-2 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class A-2 Principal Balance) and (ii) any Class A-2 Unpaid Interest Shortfall.

         "Class A-2 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-2 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-2 Interest Formula Distribution Amount".

         "Class A-2 Pass-Through Rate" means 6.150% per annum.

         "Class A-2 Principal Balance" means, at any time, the Initial Class A-2 Principal Balance minus the sum of all amounts previously distributed to the Class A-2 Certificateholders pursuant to Section 6.01(a)(v) and clause (2) of
Section 6.01(a)(vi).

         "Class A-2 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-2 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class A-2 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-2 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-2 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-2 Certificateholders on any Distribution Date, the distribution of interest to Class A-2 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-2 Interest Formula Distribution Amount" and then to any Class A-2 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class A-3 Certificate" means any one of the Certificates designated Class A-3, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-3 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class A-3 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-3 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-3 Pass-Through Rate on the Class A-3 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-3 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class A-3 Principal Balance) and (ii) any Class A-3 Unpaid Interest Shortfall.

         "Class A-3 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-3 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-3 Interest Formula Distribution Amount".

         "Class A-3 Pass-Through Rate" means 6.600% per annum.

         "Class A-3 Principal Balance" means, at any time, the Initial Class A-3 Principal Balance minus the sum of all amounts previously distributed to the Class A-3 Certificateholders pursuant to Section 6.01(a)(v) and clause (3) of
Section 6.01(a)(vi).

         "Class A-3 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-3 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class A-3 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-3 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-3 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-3 Certificateholders on any Distribution Date, the distribution of interest to Class A-3 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-3 Interest Formula Distribution Amount" and then to any Class A-3 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class A-4 Certificate" means any one of the Certificates designated Class A-4, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-4 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class A-4 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-4 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-4

Pass-Through Rate on the Class A-4 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-4 Pass-Through Rate for the period from the Closing
Date through April 14, 1997 on the Initial Class A-4 Principal Balance) and (ii) any Class A-4 Unpaid Interest Shortfall.

         "Class A-4 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-4 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-4 Interest Formula Distribution Amount".

         "Class A-4 Pass-Through Rate" means 6.900% per annum.

         "Class A-4 Principal Balance" means, at any time, the Initial Class A-4 Principal Balance minus the sum of all amounts previously distributed to the Class A-4 Certificateholders pursuant to Section 6.01(a)(v) and clause (4) of
Section 6.01(a)(vi).

         "Class A-4 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-4 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class A-4 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-4 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-4 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-4 Certificateholders on any Distribution Date, the distribution of interest to Class A-4 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-4 Interest Formula Distribution Amount" and then to any Class A-4 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class A-5 Certificate" means any one of the Certificates designated Class A-5, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-5 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class A-5 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-5 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-5 Pass-Through Rate on the Class A-5 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-5 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class A-5 Principal Balance) and (ii) any Class A-5 Unpaid Interest Shortfall.

         "Class A-5 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-5 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-5 Interest Formula Distribution Amount".

         "Class A-5 Pass-Through Rate" means 7.150% per annum.

         "Class A-5 Principal Balance" means, at any time, the Initial Class A-5 Principal Balance minus the sum of all amounts previously distributed to the Class A-5 Certificateholders pursuant to Section 6.01(a)(v) and clause (5) of
Section 6.01(a)(vi).

         "Class A-5 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-5 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class A-5 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-5 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-5 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-5 Certificateholders on any Distribution Date, the distribution of interest to Class A-5 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-5 Interest Formula Distribution Amount" and then to any Class A-5 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class A-6 Certificate" means any one of the Certificates designated Class A-6, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-6 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class A-6 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-6 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-6 Pass-Through Rate on the Class A-6 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-6 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class A-6 Principal Balance) and (ii) any Class A-6 Unpaid Interest Shortfall.

         "Class A-6 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-6 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-6 Interest Formula Distribution Amount".

         "Class A-6 Pass-Through Rate" means 7.375% per annum.

         "Class A-6 Principal Balance" means, at any time, the Initial Class A-6 Principal Balance minus the sum of all amounts previously distributed to the Class A-6 Certificateholders pursuant to Section 6.01(a)(v) and clause (6) of
Section 6.01(a)(vi).

         "Class A-6 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-6 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class A-6 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-6 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-6 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-6 Certificateholders on any Distribution Date, the distribution of interest to Class A-6 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-6 Interest Formula Distribution Amount" and then to any Class A-6 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class A-7 Certificate" means any one of the Certificates designated Class A-7, executed and authenticated as provided herein, substantially in the form set forth in Exhibits B, D and G.

         "Class A-7 Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class A-7 Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class A-7 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class A-7 Pass-Through Rate on the Class A-7 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class A-7 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class A-7 Principal Balance) and (ii) any Class A-7 Unpaid Interest Shortfall.

         "Class A-7 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class A-7 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class A-7 Interest Formula Distribution Amount".

         "Class A-7 Pass-Through Rate" means 7.650% per annum.

         "Class A-7 Principal Balance" means, at any time, the Initial Class A-7 Principal Balance minus the sum of all amounts previously distributed to the Class A-7 Certificateholders pursuant to Section 6.01(a)(v) and clause (7) of
Section 6.01(a)(vi).

         "Class A-7 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class A-7 Interest Shortfalls for prior Distribution

Dates exceeds the aggregate of the amounts distributed to the Class A-7 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class A-7 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-7 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class A-7 Certificateholders on any Distribution Date, the distribution of interest to Class A-7 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class A-7 Interest Formula Distribution Amount" and then to any Class A-7 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class B Certificate" means any one of the Class B-1 or Class B-2 Certificates.

         "Class B Cross-over Date" means the later to occur of (i) the October 2001 Distribution Date and (ii) the first Distribution Date as of which the percentage of the Pool Balance represented by the Class B Principal Balance equals or exceeds 1.75 times the Class B Percentage as of the Closing Date.

         "Class B Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to Class B Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class B Percentage" means, with respect to any Distribution Date, 100% minus the Class A/M Percentage.

         "Class B Principal Balance" means, at any time, the sum of the Class B-1 Principal Balance and the Class B-2 Principal Balance.

         "Class B Principal Distribution Tests" will be satisfied with respect to any Distribution Date, if (i) the Average Sixty-Day Delinquency Ratio is less than or equal to 3.50%, (ii) the Average Thirty-Day Delinquency Ratio is less than or equal to 5.50%, (iii) the Cumulative Realized Loss Test is satisfied and
(iv) the Current Realized Loss Test does not exceed 2.50%.

         "Class B-1 Adjusted Principal Balance" means, with respect to any Distribution Date, the Class B-1 Principal Balance as of such Distribution Date minus the Class B-1 Liquidation Loss Amount, if any.

         "Class B-1 Certificate" means any one of the Certificates designated Class B-1, executed and authenticated as provided herein, substantially in the form set forth in Exhibits C, D and G.

         "Class B-1 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class B-1 Pass-Through Rate on the Adjusted Class B-1 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class B-1 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class B-1 Principal Balance) and (ii) any Class B-1 Unpaid Interest Shortfall.

         "Class B-1 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class B-1 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class B-1 Interest Formula Distribution Amount".

         "Class B-1 Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M and Class B-1 Principal Balances exceeds the Pool Balance and
(ii) the Class B-1 Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

         "Class B-1 Liquidation Loss Interest Amount" means, with respect to any Distribution Date, an amount equal to one month's interest at the Class B-1 Pass-Through Rate on the Class B-1 Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

         "Class B-1 Liquidity Account" means the account entitled "Class B-1 Liquidity Account" created and maintained pursuant to Section 6.06.

         "Class B-1 Liquidity Account Draw Amount" means, with respect to any Distribution Date, the lesser of (i) the amount on deposit in the Class B-1 Liquidity Account or (ii) the aggregate amount of any Class B-1 Interest Formula Distribution Amounts, Class B-1 Liquidation Loss Interest Amounts and Class B-1 Unpaid Liquidation Loss Interest Shortfalls that will not be distributed out of the Available Distribution Amount on such Distribution Date.

         "Class B-1 Liquidity Account Requirement" means, with respect to any Distribution Date, three months of interest at the initial Class B-1 Pass-Through Rate on the Class B-1 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Initial Class B-1 Principal Balance).

         "Class B-1 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 7.600% per annum and (ii) the Weighted Average Net Contract Rate.

         "Class B-1 Principal Balance" means, at any time, the Initial Class B-1 Principal Balance minus the sum of all amounts previously distributed to the Class B-1 Certificateholders pursuant to Section 6.01(a)(xi) and (a)(xii).

         "Class B-1 Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of that portion of the amount equal to the Formula Principal Distribution Amount due to the Class B-1 Certificateholders on such Distribution Date over the actual amount of principal distributed to the Class B Certificateholders on such Distribution Date in respect of such amount for such Distribution Date.

         "Class B-1 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class B-1 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class B-1 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class B-1 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-1 Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class B-1 Certificateholders on any Distribution Date, the distribution of interest to Class B-1 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class B-1 Interest Formula Distribution Amount" and then to any Class B-1 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class B-1 Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class B-1 Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class B-1 Certificates in respect of Class B-1 Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

         "Class B-2 Adjusted Principal Balance" means, as of any Distribution Date, the Class B-2 Principal Balance as of such Distribution Date minus the Class B-2 Liquidation Loss Amount, if any.

         "Class B-2 Certificate" means any one of the Certificates designated Class B-2, executed and authenticated as provided herein, substantially in the form set forth in Exhibits C, D and G.

         "Class B-2 Floor Amount" means (a) if the Class M Principal Balance has not been reduced to zero, 2.00% of the Cut-off Date Pool Balance and (b) if the Class M Principal Balance has been reduced to zero, zero.

         "Class B-2 Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class B-2 Pass-Through Rate on the Adjusted Class B-2 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class B-2 Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class B-2 Principal Balance) and (ii) any Class B-2 Unpaid Interest Shortfall.

         "Class B-2 Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class B-2 Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class B-2 Interest Formula Distribution Amount".

         "Class B-2 Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A, Class M, Class B-1 and

Class B-2 Principal Balances exceeds the Pool Balance and (ii) the Class B-2 Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

         "Class B-2 Liquidation Loss Interest Amount" means, with respect to any Distribution Date, an amount equal to one month's interest at the Class B-2 Pass-Through Rate on the Class B-2 Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

         "Class B-2 Liquidity Account" means the account entitled "Class B-2 Liquidity Account" created and maintained pursuant to Section 6.06.

         "Class B-2 Liquidity Account Draw Amount" means, with respect to any Distribution Date, the lesser of (i) the amount on deposit in the Class B-2 Liquidity Account or (ii) aggregate amount of any Class B-2 Interest Formula Distribution Amounts, Class B-2 Liquidation Loss Interest Amounts and Class B-2 Unpaid Liquidation Loss Interest Shortfalls that will not be distributed out of the Available Distribution Amount on such Distribution Date.

         "Class B-2 Liquidity Account Requirement" means, with respect to any Distribution Date, three months of interest at the initial Class B-2 Pass-Through Rate on the Class B-2 Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Initial Class B-2 Principal Balance).

         "Class B-2 Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 8.900% per annum and (ii) the Weighted Average Net Contract Rate.

         "Class B-2 Principal Balance" means, at any time, the Initial Class B-2 Principal Balance minus the sum of all amounts previously distributed to the Class B-2 Certificateholders pursuant to Section 6.01(a)(xiv) and (a)(xv).

         "Class B-2 Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of that portion of the amount equal to the Formula Principal Distribution Amount due to the Class B-2 Certificateholders on such Distribution Date over the actual amount of principal distributed to the Class B-2 Certificateholders on such Distribution Date in respect of such amount for such Distribution Date.

         "Class B-2 Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class B-2 Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class B-2 Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class B-2 Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible at the Class B-2 Pass-Through Rate on the amount thereof from such prior Distribution Dates to the current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class B-2 Certificateholders on any Distribution Date, the distribution of interest to Class B-2 Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class B-2 Interest Formula Distribution Amount" and then to any Class B-2 Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class B-2 Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class B-2 Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class B-2 Certificateholders in respect of Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

         "Class M Adjusted Principal Balance" means, with respect to any Distribution Date, the Class M Principal Balance as of such Distribution Date minus the Class M Liquidation Loss Amount, if any.

         "Class M Certificate" means any one of the Certificates designated Class M, executed and authenticated as provided herein, substantially in the form set forth in Exhibits E and G.

         "Class M Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class M Certificateholders on such Distribution Date pursuant to Section 6.01(a).

         "Class M Interest Formula Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of (i) one month's interest at the Class M Pass-Through Rate on the Adjusted Class M Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, interest at the Class M Pass-Through Rate for the period from the Closing Date through April 14, 1997 on the Initial Class M Principal Balance) and (ii) any Class M Unpaid Interest Shortfall.

         "Class M Interest Shortfall" means, with respect to any Distribution Date, any amount by which the amount of interest distributed to Class M Certificateholders on such Distribution Date is less than the amount computed pursuant to clause (i) of the definition of "Class M Interest Formula Distribution Amount".

         "Class M Liquidation Loss Amount" means, with respect to any Distribution Date, the lesser of (i) the amount, if any, by which the sum of the Class A and Class M Principal Balances exceeds the Pool Balance and (ii) the Class M Principal Balance, in each case after giving effect to all distributions of principal made on such Distribution Date.

         "Class M Liquidation Loss Interest Amount" means, with respect to any Distribution Date, an amount equal to one month's interest at the Class M Pass-Through Rate on the Class M Liquidation Loss Amount, if any, for the immediately preceding Distribution Date.

         "Class M Liquidity Account" means the account entitled "Class M Liquidity Account" created and maintained pursuant to Section 6.06.

         "Class M Liquidity Account Draw Amount" means, with respect to any Distribution Date, the lesser of (i) the amount on deposit in the Class M Liquidity Account or (ii) aggregate amount of any Class M Interest Formula Distribution Amounts, Class M Liquidation Loss Interest Amounts and Class M Unpaid Liquidation Loss Interest Shortfalls that will not be distributed out of the Available Distribution Amount on such Distribution Date.

         "Class M Liquidity Account Requirement" means, with respect to any Distribution Date, three months of interest at the initial Class M Pass-Through Rate on the Class M Principal Balance as of the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Initial Class M Principal Balance).

         "Class M Pass-Through Rate" means, with respect to any Distribution Date, the lesser of (i) 7.725% per annum and (ii) the Weighted Average Net Contract Rate.

         "Class M Principal Balance" means, at any time, the Initial Class M Principal Balance minus the sum of all amounts previously distributed to the Class M Certificateholders since the Closing Date pursuant to Section 6.01(a)(viii) and (a)(ix).

         "Class M Principal Shortfall" means, with respect to any Distribution Date, the excess, if any, of that portion of the amount equal to the Formula Principal Distribution Amount due to the Class M Certificateholders on such Distribution Date over the actual amount of principal distributed to the Class M Certificateholders on such Distribution Date in respect of such amount for such Distribution Date.

         "Class M Unpaid Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class M Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed to the Class M Certificateholders on prior Distribution Dates in respect of amounts due under clause (ii) of the definition of "Class M Interest Formula Distribution Amount", plus accrued interest (to the extent payment thereof is legally permissible) at the Class M Pass-Through Rate on the amount thereof from such prior Distribution Dates to such current Distribution Date. For purposes of determining whether amounts distributable pursuant to such clause (ii) were actually distributed to Class M Certificateholders on any Distribution Date, the distribution of interest to Class M Certificateholders on such Distribution Date shall be allocated first to the monthly interest requirement calculated pursuant to clause (i) of the definition of "Class M Interest Formula Distribution Amount" and then to any Class M Unpaid Interest Shortfall pursuant to such clause (ii).

         "Class M Unpaid Liquidation Loss Interest Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class M Liquidation Loss Interest Amounts for one or more prior Distributions Dates exceeds the amount previously distributed to the Class M Certificateholders in respect of Liquidation Loss Interest Amounts on one or more prior Distribution Dates.

         "Class R Certificates" means any one of the Certificates designated Class R, executed and authenticated as provided herein, substantially in the form set forth in Exhibits F and G.

         "Class R Distribution Amount" means, with respect to any Distribution Date, the aggregate amount distributed to the Class R Certificateholder pursuant to Section 6.01(a)(xxii).

         "Closing Date" means March 25, 1997.

         "Code" means The Internal Revenue Code of 1986, as amended.

         "Computer Tape" means the computer tape generated by the Seller which provides information relating to the Contracts, and includes the master file and the history file.

         "Contract File" means, with respect to each (1) Contract that is not a Land Home Contract, (i) the original copy of the Contract; (ii) the original title document, or application for title, for the related Manufactured Home of the type issued to lienholders, unless the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of such title documents for manufactured housing; (iii) evidence of one or more of the following types of perfection of the security interest in the related Manufactured Home granted by such Contract, as appropriate, (a) notation of such security interest on the title document, (b) a financing statement meeting the requirements of the UCC, with evidence of recording in the appropriate offices indicated thereon, or (c) such other evidence of perfection of a security interest in a manufactured housing unit as is customary in such jurisdiction;
(iv) the assignment of the Contract from the originator to AHFSI; and (v) any extension, modification or waiver agreement(s), and (2) each Land Home Contract,
(i) the original copy of the Contract; (ii) the related Mortgage with evidence of recording thereon and any title document for the related Manufactured Home;
(iii) an assignment of the Mortgage that is in blank (which may be a blanket assignment if permitted in the applicable jurisdiction); (iv) if applicable, the assignment of the Contract from the originator to AHFSI; (v) if applicable, the power of attorney granted to the Trustee and evidence of title insurance; and
(vi) any extension, modification or waiver agreement(s).

         "Contract Pool" means the pool of Contracts held in the Trust Fund.

         "Contract Principal Balance" means, with respect to any Contract and any date of determination, the unpaid principal balance of such Contract as of such date of determination, computed on the basis of the simple interest method or the actuarial method, as the case may be.

         "Contract Schedule" means the list identifying each Contract constituting part of the corpus of the Trust Fund, which list is attached hereto as Exhibit A, and which identifies each Contract by contract number and name of the Obligor and sets forth the unpaid principal balance of each Contract as of the Cut-off Date.

         "Contracts" means the manufactured housing installment sales contracts and installment loan agreements described in the Contract Schedule and constituting part of the Trust Fund, which Contracts are to be sold and assigned by the Depositor to the Trustee and which are the subject of this Agreement.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate business shall be administered, which office at the date of execution of this Agreement is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Department, except that for purposes of Section 10.11, such office is located at 14 Wall Street, 8th Floor, New York, New York 10005.

         "Cumulative Realized Loss Test" means, with respect to any Distribution Date, the following:

                  (i) if such Distribution Date occurs between October 1, 2001 and March 31, 2003, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 5.0% of the Cutoff Date Pool Balance;

                  (ii) if such Distribution Date occurs between April 1, 2003 and March 31, 2004, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 6.0% of the Cut-off Date Pool Balance; and

                  (iii) if such Distribution Date occurs after April 1, 2004, the Cumulative Realized Loss Test will be satisfied if Cumulative Realized Losses as of such Distribution Date are less than or equal to 8.0% of the Cut-off Date Pool Balance;

         "Cumulative Realized Losses" means, with respect to any Distribution Date, the sum of Realized Losses with respect to such Distribution Date and each preceding Distribution Date.

         "Current Realized Loss Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses as of such Distribution Date and each of the two immediately preceding Distribution Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Balance as of the third preceding Distribution Date and the Pool Balance as of such Distribution Date.

         "Cut-off Date" means March 1, 1997.

         "Cut-off Date Pool Balance" means the Pool Balance as of the Cut-off Date.

         "Deficiency Event" means the Distribution Date, if any, on which the Pool Balance becomes equal to or less than the Class A Principal Balance.

         "Definitive Certificates" shall have the meaning specified in Section 4.03(b).

         "Deposit Date" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

         "Depositor" means Credit Suisse First Boston Mortgage Securities Corp., or its successor in interest or any successor under this Agreement appointed as herein provided.

         "Depository" means DTC, the nominee of which is CEDE & CO., as the registered Holder of the Book-Entry Certificates, and its successors. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

         "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date" means the second Business Day preceding each Distribution Date.

         "Distribution Date" means the fifteenth day of any month, or if such day is not a Business Day, the first Business Day immediately succeeding such day, commencing April 15, 1997.

         "DTC" means The Depository Trust Company, and its successors.

         "Due Date" means, with respect to any Contract, the day of the month specified in such Contract on which each Monthly Payment is due, exclusive of any grace period.

         "Due Period" means, with respect to any Distribution Date, the month immediately preceding the month in which such Distribution Date occurs.

         "Electronic Ledger" means the electronic master record of the Seller's manufactured housing installment sales contracts and installment loan agreements clearly identifying each Contract that is part of the Trust Fund.

         "Eligible Account" means an account that is either (i) maintained with a depository institution organized under the laws of the United States or any state, the deposits of which are insured by the Federal Deposit Insurance Corporation to the fullest extent permitted by law, (a) the long-term deposit rating or the long-term unsecured debt obligations of which (or in the case of the principal bank in a bank holding company system, the long-term unsecured debt obligations of such bank holding company) have received from each Rating Agency one of its two highest ratings, or (b) the short term deposits or commercial paper of which (or, in the case of a principal bank in a bank holding company system, of such bank holding company) is rated A-1+ by Standard & Poor's and P-1 by Moody's, (ii) a trust account maintained with the Trustee in its corporate trust department in which the funds are either uninvested or invested solely in Eligible Investments or (iii) otherwise acceptable to each

Rating Agency, as evidenced by a letter from such Rating Agency, without a reduction or withdrawal of the rating of any Rated Certificates.

         "Eligible Investments" means one or more of the following:

                  (i) obligations of, or guaranteed as to timely payments of principal and interest by, the United States or any agency or instrumentality thereof, which obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories; and provided further that the short-term debt obligations of such party shall be rated A-1+ by Standard & Poor's and P-1 by Moody's;

                  (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any State (including those of the Trustee or its affiliates); provided that the short-term obligations of such depository institution or trust company shall have received the highest rating by the Rating Agencies;

                  (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any State; provided that such commercial paper shall be rated A-1+ by Standard & Poor's and P-1 by Moody's;

                  (v) any money market or common trust fund rated AAAm-G or higher by Standard & Poor's, in the highest rating category by Moody's and acceptable to Fitch (including funds as to which the Trustee may act as sponsor, manager, advisor or depository); and

                  (vi) other obligations or securities that are acceptable as an Eligible Investment to each Rating Agency, as evidenced by a letter from such Rating Agency, and will not result in a reduction in or withdrawal of the rating of any Rated Certificates;

provided, however, that no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument; provided further, that no instrument shall be an Eligible Investment unless such instrument matures on the Deposit Date next succeeding the date of investment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" means any of the events described in Section 9.01.

         "Extension Fee" means any extension fee paid by the Obligor on a Contract.

         "FCFC" means Ford Consumer Finance Company, Inc., and its successors

         "First Chicago" means The First National Bank of Chicago, and its successors.

         "Fitch" means Fitch Investor Service, L.P., and its successors.

         "Formula Principal Distribution Amount" means, with respect to any Distribution Date, (i) the sum of the following amounts with respect to the related Due Period, computed, with respect to Actuarial Contracts, in accordance with the actuarial method and with respect to Simple Interest Contracts, in accordance with the simple interest method, (a) the principal portion of all Monthly Payments on Contracts that were Outstanding at the beginning of such Due Period, to the extent not duplicative with amounts described in clauses (b) through (e) below; (b) all Partial Prepayments applied during such Due Period;
(c) the Contract Principal Balance of each Contract for which a Principal Prepayment in Full was received during such Due Period; (d) the Contract Principal Balance of each Contract that became a Liquidated Contract during such Due Period; and (e) the Contract Principal Balance of each Contract that was purchased during such Due Period pursuant to Section 3.05, less (ii) any Class A-1 Unreimbursed Final Distribution Account Draw Amount.

         "Fractional Interest" means, with respect to any Certificate of any Class, the product of (i) the Percentage Interest evidenced by such Certificate multiplied by (ii) the amount derived from dividing the Principal Balance of such Class by the sum of the Principal Balances of Certificates of all Classes. For purposes of the foregoing, the Class R Certificates will have a Principal Balance of zero.

         "Guaranty" means the guaranty issued by ACONA in favor of AHFSI, dated March 25, 1997.

         "Hazard Insurance Policy" means, with respect to each Contract, the policy of fire and extended coverage insurance required to be maintained for the related Manufactured Home, pursuant to Section 5.07 which may be a blanket insurance policy maintained by the Servicer.

         "Initial Class A Principal Balance" means $337,845,000.

         "Initial Class A-1 Principal Balance" means $22,679,000.

         "Initial Class A-2 Principal Balance" means $70,624,000.

         "Initial Class A-3 Principal Balance" means $67,613,000.

         "Initial Class A-4 Principal Balance" means $63,247,000.

         "Initial Class A-5 Principal Balance" means $28,451,000.

         "Initial Class A-6 Principal Balance" means $54,932,000.

         "Initial Class A-7 Principal Balance" means $30,299,000.

         "Initial Class B Principal Balance" means $41,722,292.

         "Initial Class B-1 Principal Balance" means $27,475,000.

         "Initial Class B-2 Principal Balance" means $14,247,292.

         "Initial Class M Principal Balance" means $27,475,000.

         "Initial Reserve Fund Deposit Amount" means $0.00.

         "Land Home Contract" means a Contract that is secured, or intended to be secured, in part, by the lien of a Mortgage.

         "Late Payment Fees" means any late payment fees paid by Obligors on Contracts, determined in accordance with the terms thereof.

         "Lien" means any lien, claim, charge, security interest or other encumbrance.

         "Liquidated Contract" means any defaulted Contract as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home and, in the case of Land Home Contracts, Mortgaged Property have been realized upon and disposed of and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

         "Liquidation Expenses" means all reasonable out-of-pocket expenses (exclusive of overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home and, in the case of Land Home Contracts, Mortgaged Property are disposed of, including, without limitation, reasonable legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 5.06 or 5.11 (to the extent such amount is reimbursable pursuant to Section 5.06 or 5.08, as the case may be) respecting such Contract and any unreimbursed expenditures for property taxes or for property restoration or preservation that are related to such liquidation.

         "Liquidation Proceeds" means cash (including insurance proceeds other than those applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer) received in connection with the liquidation of defaulted Contracts, whether through repossession or otherwise.

         "Liquidity Accounts" means the Class M Liquidity Account, the Class B-1 Liquidity Account and the Class B-2 Liquidity Account.

         "Liquidity Account Requirement" means, with respect to the Class M, Class B-1 or Class B-2 Certificates, the Class M Liquidity Account Requirement, the Class B-1 Liquidity Account Requirement or the Class B-2 Liquidity Account Requirement, as the case may be.

         "Loan-to-Value Ratio" means the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Contract and the denominator of which is the sum of the down payment (which includes the value of any trade-in unit), the original amount financed on the related Contract, which may include sales and other taxes, and, in the case of a Land Home Contract, the value of the land securing the Contract as appraised by an independent appraiser.

         "Manufactured Home" means a unit of manufactured housing which meets the requirements of Section 25(e)(10) of the Code, including all accessions thereto, securing the indebtedness of the Obligor under a Contract.

         "Monthly Payment" means, with respect to any Contract, the amount of each fixed monthly payment payable by the related Obligor in accordance with the terms thereof.

         "Monthly Report" means the monthly report described in Section 7.01.

         "Monthly Servicing Fee" means, as of any Distribution Date, an amount equal to one-twelfth of 1.00% (or, in the case of a successor Servicer engaged at any time after AHFSI is no longer the Servicer, the percentage agreed upon pursuant to Section 8.08) of the Pool Balance for the immediately preceding Distribution Date.

         "Moody's" means Moody's Investors Service, Inc., and its successors.

         "Mortgage" means the mortgage creating a first lien on an estate in fee simple interest in the real property securing a Contract.

         "Mortgaged Property" means the property subject to a Mortgage.

         "Net Liquidation Loss" means, with respect to a Liquidated Contract, the amount, if any, by which (i) the unpaid principal balance of such Liquidated Contract plus accrued and unpaid interest thereon at the related APR to the date on which such Contract became a Liquidated Contract exceeds (ii) the related Net Liquidation Proceeds.

         "Net Liquidation Proceeds" means, with respect to any Liquidated Contract, Liquidation Proceeds net of the sum of (i) Liquidation Expenses and
(ii) any amount required to be paid to the Obligor or any other party with an interest in the Manufactured Home or any related Mortgaged Property that is senior to the interest of the Trust Fund.

         "Nonrecoverable Advance" means any Advance made or proposed to be made pursuant to Section 6.03, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise from the related Contract. In determining whether an Advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. The determination by the Servicer that any Advance is, or if made would constitute, a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Trustee and stating the reasons for such determination.

         "Obligor" means each person who is indebted under a Contract or who has acquired a Manufactured Home subject to a Contract.

         "Officer's Certificate" means a certificate signed by the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee as required by this Agreement.

         "Opinion of Counsel" means a written opinion of counsel, who may be the counsel for the Depositor or the Servicer, addressed and delivered to the Trustee and any other entity or entities specified herein who shall be reasonably acceptable to the Trustee.

         "Original Value" means, with respect to any Manufactured Home that was new at the time the related Contract was originated, the purchase price of such Manufactured Home (including, for this purpose, any Mortgaged Property not constituting a part of the Manufactured Home), plus taxes and, to the extent financed under such Contract, fees, insurance and prepaid finance charges. With respect to any Manufactured Home that was used at the time the related Contract was originated, the total delivered sales price of such Manufactured Home (including, for this purpose, any Mortgaged Property not constituting a part of the Manufactured Home), plus taxes and, to the extent financed under such Contract, fees, insurance and prepaid finance charges.

         "Outstanding" means, with respect to any Contract as to the time of reference thereto, a Contract that has not been fully prepaid and has not become either a Liquidated Contract or a Repurchased Contract prior to such time of reference.

         "Outstanding Amount Advanced" means, with respect to any Distribution Date, the aggregate of all Advances remitted by the Servicer pursuant to Section
6.03 less the aggregate of all Advance Reimbursement Amounts actually received prior to such Distribution Date.

         "Ownership Interest" means any legal or beneficial, direct or indirect, ownership or other interest.

         "Partial Prepayment" means (i) any Principal Prepayment other than a Principal Prepayment in Full and (ii) any cash deposited in the Certificate Account pursuant to Section 6.04(b)(iii) to the extent that such deposit represents monies in respect of clause (i) of the second sentence of Section 3.05(a).

         "Pass-Through Rate" means, as to any Class of Certificates, the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, the Class A-3 Pass-Through Rate, the Class A-4 Pass-Through Rate, the Class A-5 Pass-Through Rate, the Class A-6 Pass-Through Rate, the Class A-7 Pass-Through Rate, the Class M Pass-Through Rate, the Class B-1 Pass-Through Rate or the Class B-2 Pass-Through Rate, as the case may be.

         "Paying Agent" means any paying agent appointed pursuant to Section
4.06.

         "Percentage Interest" means, with respect to a Certificate of any Class, the percentage interest evidenced thereby in distributions required to be made on the Certificates of such Class, such percentage interest being equal to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all of the outstanding Certificates of such Class (or, in the case of a Class R Certificate, being equal to the percentage specified on the face of such Class R Certificate).

         "Permitted Transferee" means any Person other than (i) the United States, a State or any political subdivision thereof, any possession of the United States or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental unit); (ii) a foreign government, international organization or agency or instrumentality of either of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit); (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to a Class R Certificate (except certain farmers' cooperatives described in Code Section 521); (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2); (v) a Non-U.S. Person; and (vi) any other Person so designated by the Servicer based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. For purposes of the foregoing, the terms "United States," "State" and "International Organization" shall have the meanings set forth in Code
Section 7701 or successor provisions. A "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

         "Pool Factor" means, with respect to any Distribution Date and any Class of Certificates, the percentage, carried out to seven decimal places, obtained by dividing the Principal Balance of such Class of Certificates, after giving effect to all distributions made on such Distribution Date, by the Original Principal Balance of such Class of Certificates.

         "Pool Balance" means, with respect to any Distribution Date, the aggregate of the Contract Principal Balances of each Outstanding Contract as of the last day of the related Due Period.

         "Principal Balance" means, with respect to (i) any Class of Certificates, the Principal Balance of such Class of Certificates and (ii) all Classes of Certificates, the Principal Balances of all Certificates.

         "Principal Prepayment" means, with respect to any Contract, a payment or other recovery of principal made on or in respect thereof (exclusive of Liquidation Proceeds) which is received in advance of the related Due Date and applied upon receipt (or, in some instances with respect to a Partial Prepayment made on an Actuarial Contract, upon one or more future Due Dates) to reduce the unpaid principal balance of such Contract prior to the Due Date or Due Dates on which such principal amounts are due.

         "Principal Prepayment In Full" means any Principal Prepayment of the unpaid principal balance of a Contract.

         "Pro Forma Class A-1 Principal Balance" as of any Distribution Date on or prior to the Class A-1 Final Distribution Date, will equal the corresponding amount set forth in Exhibit K in respect of such Distribution Date.

         "PTCE 95-60" means Department of Labor Prohibited Transaction Class Exemption 95-60.

         "Qualified Bidders" means firms and institutions that are engaged in the business of buying and selling manufactured housing installment sales and installment loan contracts.

         "Rated Certificates" means each Class of Certificates that has been rated by a Rating Agency.

         "Rating Agencies" means Standard & Poor's, Fitch and Moody's.

         "Realized Losses" means, with respect to any Distribution Date, the aggregate Net Liquidation Losses of all Contracts that became Liquidated Contracts during the related Due Period.

         "Record Date" means (a) with respect to any Distribution Date and the Book-Entry Certificates, the close of business on the day immediately preceding such Distribution Date, and (b) with respect to any Distribution Date and the Definitive Certificates (including the Class B-2 Certificates), the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         "REMIC" means a real estate mortgage investment conduit within the meaning of Section 860D(a) of the Code.

         "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         "REO Property" means any Manufactured Home or Mortgaged Property acquired by the Servicer in a repossession or foreclosure.

         "Repossession Profits" means, with respect to any Distribution Date, the excess, if any, of Net Liquidation Proceeds in respect of each Contract that became a Liquidated Contract during the related Due Period over the sum of the unpaid principal balance of such Contract plus accrued and unpaid interest thereon at the related APR from the Due Date to which interest was last paid by the Obligor to the Due Date in the Due Period in which such Contract became a Liquidated Contract.

         "Repurchase Price" means, with respect to any Repurchased Contract, an amount equal to the unpaid principal balance of such Contract as of the beginning of the month of repurchase plus accrued interest from the Due Date with respect to which the Obligor last made a payment to the Due Date in the Due Period in which such Contract is repurchased.

         "Repurchased Contract" means a Contract repurchased or required to be repurchased by the Seller pursuant to Section 3.05(a).

         "Reserve Fund" means the account or accounts created and maintained pursuant to Section 6.05.

         "Reserve Fund Draw Amount" means, with respect to any Distribution Date, the lesser of (i) the amount on deposit in the Reserve Fund or (ii) the amount by which the aggregate of amounts due to Certificateholders pursuant to
Section 6.01(a)(i) through (xv) exceeds the Available Distribution Amount for such Distribution Date.

         "Reserve Fund Requirement" means $2,035,212.

         "Responsible Officer" means, when used with respect to the Trustee, the chairman or vice chairman of the board of directors, the chairman or vice chairman of any executive committee of the board of directors, the president, any Vice President, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller, any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Purchase Agreement" means that certain sale and purchase agreement, dated as of the date hereof, between the Seller and the Depositor, regarding the sale by the Seller and purchase by the Depositor of the Contracts.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means AHFSI, in its capacity as Seller under the Sale and Purchase Agreement and this Agreement, and its successors.

         "Servicer" means AHFSI or its successor in interest or any successor under this Agreement as provided by Section 8.07.

         "Servicer's Certificate" means an Officer's Certificate of the Servicer completed, executed and delivered pursuant to Section 7.02, substantially in the form of Exhibit H.

         "Servicing File" means all documents, records and other items maintained by the Servicer with respect to a Contract and not included in the corresponding Contract File, including the credit application, credit reports and verifications, appraisals, tax and insurance records, payment records, insurance claim records, correspondence and the Computer Tape.

         "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

         "Simple Interest Advance" means, with respect to any Due Period and any Simple Interest Contract that was Outstanding as of the first day of such Due Period which had a Monthly Payment which was not timely made, an amount equal to
(i) the product of (a) the Contract Principal Balance of such Contract on the first day of such Due Period and (b) one-twelfth of its APR, minus (ii) the amount of interest actually received on such Simple Interest Contract during such Due Period.

         "Simple Interest Contract" means any Contract with respect to which payments of principal are calculated and applied on the simple interest method.

         "Sixty-Day Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Contracts that were delinquent 60 or more days as of the end of the related Due Period (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Balance as of the end of such Due Period.

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "State" means any state of the United States or the District of Columbia.

         "Subordinate Certificates" means the Class M and Class B Certificates.

         "Subservicer" means any Person to whom the Servicer has delegated its duties as Servicer pursuant to a Subservicing Agreement.

         "Subservicing Agreement" means an agreement between the Servicer and any Subservicer, as contemplated by Section 5.03.

         "Tax" means any tax, including interest, penalties, additional amounts or additions to tax.

         "Termination Price" means the sum of (i) any Liquidation Expenses incurred by the Servicer in respect of any Contract that has not yet been liquidated, (ii) all amounts required to be reimbursed or paid to the Servicer in respect of unreimbursed Advances and (iii) the greater of (a) the sum of (1) the aggregate unpaid principal balances of all Contracts, plus accrued and unpaid interest at the related APRs through the end of the Due Period immediately preceding the Due Period in which the termination purchase will occur, plus (2) the lesser of (A) the aggregate unpaid principal balance of each Contract that had been secured by any REO Property remaining in the Trust Fund, plus accrued interest thereon at the related APRs through the end of the Due Period immediately preceding the Due Period in which the termination purchase will occur, and (B) the current appraised value of each such REO Property (net of Liquidation Expenses to be incurred in connection with the disposition of such REO Property estimated in good faith by the Servicer), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee, plus all unreimbursed Advances made with respect of the Contract relating to each such REO Property and (b) the aggregate fair market value of the assets comprising the Trust Estate (as determined by the Servicer) plus all unreimbursed Advances. For purposes of the foregoing, the fair market value of the assets comprising the Trust Estate shall be deemed to include accrued interest at the related APR on the unpaid principal balance of each Contract (including each Contract relating to any REO Property which has not yet been disposed of by the Servicer) through the end of the Due Period immediately preceding the Due Period in which the termination purchase will occur.

         "Thirty-Day Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Contracts that were delinquent 30 or more days as of the end of the related Due Period (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Balance as of the end of such Due Period.

         "Transfer" means any direct or indirect transfer or sale of any Ownership Interest in a Class R Certificate.

         "Transfer Affidavit" means an affidavit of the Transferee of a Class R Certificate, substantially in the form of Exhibit I.

         "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Class R Certificate.

         "Trust Fund" means the corpus of the trust created by this Agreement, to the extent described herein, consisting of the Contracts (including, without limitation, the security interest created thereby), including all rights to receive payments on the Contracts received on and after the Cut-off Date, such assets as shall from time to time be identified as deposited in the Certificate Account, a Manufactured Home and any related Mortgaged Property which secured a Contract (other than a Repurchased Contract) and which have been acquired in realizing upon such Contract, the Mortgages, the obligation of the Seller to repurchase Repurchased Contracts pursuant to Section 3.05, the proceeds of the Hazard Insurance Policies, the Reserve Fund, the Class A-1 Final Distribution Account, the Liquidity Accounts and all rights of the Depositor under the Sale and Purchase Agreement.

         "Trustee" means First Chicago, or its successors or assigns under this Agreement.

         "Trustee's Fees" means the fees, expenses and disbursements of the Trustee set forth in Section 10.05.

         "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction or, in the case of Louisiana, the comparable provisions of Louisiana law.

         "Underwriters" means Credit Suisse First Boston Corporation and Goldman, Sachs & Co.

         "United States" means the United States of America.

         "Unpaid Class A Principal Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate unreimbursed Class A Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class A Certificateholders in respect of Class A Principal Shortfalls on one or more prior Distribution Dates.

         "Unpaid Class B-1 Principal Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class B-1 Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class B-1 Certificateholders in respect of Class B-1 Principal Shortfalls on one or more prior Distribution Dates.

         "Unpaid Class B-2 Principal Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class B-2 Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class B-2 Certificateholders in respect of Class B-2 Principal Shortfalls on one or more prior Distribution Dates.

         "Unpaid Class M Principal Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the aggregate Class M Principal Shortfalls for one or more prior Distribution Dates exceeds the amount previously distributed to the Class M Certificateholders in respect of Class M Principal Shortfalls on one or more prior Distribution Dates.

         "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President", who is a duly elected officer of such Person.

         "Weighted Average Net Contract Rate" means, with respect to any Distribution Date, the per annum rate equal to (i) the weighted average of the APRs borne by the Contracts and applicable to Monthly Payments due in the related Due Period less (ii) the Monthly Servicing Fee.



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
                                   ARTICLE TWO

                  CONVEYANCE OF CONTRACTS; CUSTODY OF CONTRACTS

         Section 2.01.  Conveyance of Contracts and Other Rights.

         The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, sell, assign, set over and otherwise convey to the Trustee without recourse (i) all of its right, title and interest in, to and under the Contracts (including, without limitation, the security interests created thereby) and any related Mortgages, including all interest and principal received with respect to the Contracts on and after the Cut-off Date, (ii) all of the rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract, (iii) all documents contained in the Contract Files, (iv) all other of its rights relating to and payments made with respect to other assets comprising the Trust Fund, the Reserve Fund, the Class A-1 Final Distribution Account, the Liquidity Accounts and (v) all proceeds of the foregoing.

         The ownership of each Contract and the contents of the related Contract File and Servicing File are vested in the Trustee. The contents of each Contract File and Servicing File are and shall be held in trust by the Servicer for the benefit of the Trustee as the owner thereof and the Servicer's possession of the contents of each Servicing File so retained is for the sole purpose of servicing the related Contract, and such retention and possession by the Servicer is in a custodial capacity only. Neither the Depositor nor the Servicer claim any ownership interest in the Contracts; provided, however, that the Servicer shall retain the customer list and have the right to solicit obligors for products it customarily makes available to obligors in general.

         It is the intention of the parties hereto that the conveyance of the Depositor's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If the conveyance of the Contracts from the Seller to the Depositor to the Trustee is characterized as a pledge and not a sale, then the Depositor shall be deemed to have transferred to the Trustee, in addition to the Trust Fund, all of the Depositor's right, title and interest in, to and under the obligation or obligation deemed to be secured by said pledge; and it is the intention of this Agreement that the Seller and the Depositor shall also be deemed to have granted to the Trustee a first priority security interest in all of the Seller's and the Depositor's right, title and interest in, to and under the obligation or obligation deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of such security interest.

         If the conveyance of the Contracts from the Depositor to the Trustee is characterized as a pledge, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that each of the Seller and the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of its right, title and interest in, to and under the Contracts, all payments of interest and principal due on or in respect of the Contracts on and after the Cut-off Date, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person as a Holder or Certificate Owner of any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

         Section 2.02.  Filing; Name Change or Relocation.

         (a)(i) On or prior to the Closing Date, the Servicer shall cause to be filed, in the office of the Secretary of State of the State of Texas, UCC-1 financing statements describing the Contracts and other items of the Trust Estate as collateral and naming the Seller as debtor and the Depositor as secured party. On or prior to the Closing Date, the Servicer shall cause to be filed, in the office of the Secretary of State of the State of New York and the State of Texas, a UCC-1 financing statement describing the Contracts and other items of the Trust Estate as collateral and naming the Depositor as debtor and the Trustee as secured party. The Servicer shall also cause to be filed all necessary continuation statements for each of the foregoing UCC-1 financing statements.

         (ii) Subject to the following sentence, from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Contracts and other items of the Trust Estate and their proceeds and the Manufactured Homes and any related Mortgaged Property against all other Persons, including, without limitation, the filing of financing statements and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. AHFSI, so long as it is the Servicer, shall not be required to cause notations to be made on any document of title relating to any Manufactured Home or to execute any transfer instrument (including, without limitation, any UCC-3 assignments) relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Seller as the lienholder or legal title holder) or to file documents in real property records with respect to a Manufactured Home or related Contract or any related Mortgaged Property, absent notice from the Trustee or the Depositor or actual knowledge that such Manufactured Home (other than a Manufactured Home securing a Land Home Contract) has become real property under applicable state law; provided this sentence shall not have any effect on the representation and warranty in Section 3.02(j) and the Seller's obligations in respect thereof in Section 3.05; provided, further, that the Servicer shall not be required to protect the Trustee from any Liens on the Contracts, their proceeds or the Manufactured Homes created by the Depositor or conveyances of the Contracts or their proceeds by the Depositor. Nothing in the preceding sentence shall be construed to limit the indemnification obligations of the Servicer set forth in Section 10.05. The Seller and the Depositor agree to take whatever action is necessary to enable the Servicer to file financing statements and continuation statements and otherwise act to perfect and protect the Certificateholders' interests in the Contracts, the Manufactured Homes and any related Mortgaged Property as set forth in this Agreement. Assuming that the Depositor and the Trustee perform such actions as are required at the direction of the Servicer, the Servicer will maintain a first priority security interest in each Manufactured Home and any related Mortgaged Property so long as the related Contract is the property of the Trust; provided, however, that the Seller, so long as it is the Servicer, shall not be required to cause notations to be made on any document of title relating to any Manufactured Home, to execute any transfer instrument (including, without limitation, any UCC-3 assignments) relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Seller as lienholder or legal title holder) or to file documents in real property records with respect to a Manufactured Home or related Contract or any related Mortgaged Property, absent notice from the Trustee, or the Depositor or actual knowledge that such Manufactured Home (other than a Manufactured Home securing a Land Home Contract) has become real property under applicable state law or to protect the Trustee from any Liens created by the Depositor on any Manufactured Home.

         Notwithstanding anything in the preceding paragraph to the contrary, with respect to each Land Home Contract (i) if the rating of the long-term unsecured senior debt of ACONA is reduced below A- by Standard & Poor's or below A3 by Moody's or (ii) AFCC does not own, directly or indirectly, a majority of the common stock of ACONA or AHFSI, then the Servicer shall, within 45 days after such reduction or the failure to maintain ownership, either (i) record an assignment of mortgage for each Land Home Contract or (ii) prepare and deliver to the Trustee an assignment of the related Mortgage to the Trustee in recordable form (which may be a blanket assignment to the extent permitted in the applicable jurisdiction), together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in, to and under the related Land Home Contract.

         Notwithstanding anything in the preceding paragraph to the contrary, with respect to that portion of Land Home Contracts constituting in excess of 10% of the Original Pool Balance, if the rating the long-term unsecured senior debt of ACONA is reduced below AA- by Standard & Poor's, then the Servicer shall, within 45 days after such reduction, (i) record an assignment of mortgage for each such Land Home Contract or (ii) prepare and deliver to the Trustee an assignment of the related Mortgage to the Trustee in recordable form (which may be a blanket assignment to the extent permitted in the applicable jurisdiction), together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in, to and under the related Land Home Contract.

         (b) During the term of this Agreement, neither the Seller nor the Depositor shall change its name, identity or structure or relocate its chief executive office without first giving notice to the Trustee. If any change in the Seller's or the Depositor's name, identity or structure or the relocation of its chief executive office would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Seller or the Depositor, as the case may be, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Certificateholders' interests in the Contracts and proceeds thereof and in the Manufactured Homes.

         (c) The Seller hereby represents and warrants that its current chief executive offices are located in the State of Texas. The Depositor hereby represents and warrants that its chief executive offices are in the State of New York. During the term of this Agreement, the Seller and the Depositor will each maintain its respective chief executive office in one of the States of the United States, except Louisiana and Tennessee.

         (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Certificateholders' right, title and interest in, to and under the Contracts (including, without limitation, the security interest in the Manufactured Homes granted thereby) and any related Mortgages.

         Section 2.03. Acceptance by Trustee. The Trustee hereby acknowledges conveyance of the Contracts and any related Mortgages to the Trustee and declares that the Trustee, directly or through a custodian (which shall be the Servicer pursuant to Section 5.14), holds and will hold such Contract Files in trust for the use and benefit of all present and future Certificateholders. The Trustee hereby certifies that it has no notice or knowledge of (i) any adverse Lien with respect to any Contract, (ii) any Contract being overdue or dishonored, (iii) any evidence on the face of any Contract of any security interest therein adverse to the Trustee's interest or (iv) any defense against or claim against any Contract by the Obligor or by any other party.

         Section 2.04. Conditions to Closing. On the Closing Date, the Trustee shall authenticate and deliver the Certificates only upon receipt of letters from Standard & Poor's, Fitch and Moody's confirming that (i) the Class A-1 Certificates have been rated at least A-1+, F-1+ and P-1, (ii) the Class A-2, A-3, A-4, A-5, A-6 and A-7 Certificates have been rated AAA, AAA and Aaa, respectively, (iii) the Class M Certificates have been rated at least AA, AA and Aa2, respectively, and (iv) the Class B-1 Certificates have been rated at least BBB, BBB and Baa2, respectively.

         Section 2.05. REMIC Election. The Trustee will cause the Trust Fund to be treated as a REMIC. The Class A Certificates, the Class B Certificates and the Class M Certificates will constitute "regular interests" in the REMIC. The Class R Certificates will constitute the sole class of "residual interests" in the REMIC. The holders of the Class R Certificates hereby agree to pay any taxes assessed against it as holder of the "residual interest" in the REMIC. The tax year of the Trust Fund shall be the calendar year and the Trust Fund shall use the accrual method of accounting. The Closing Date is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code. The name of the REMIC shall be "Credit Suisse First Boston Mortgage Securities Corp., Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1 REMIC."

         Section 2.06. Contribution of Assets. Except as provided in Section 3.05(a) as relates to a deposit in lieu of repurchase of a Contract the principal balance of which is incorrectly set forth on the Contract Schedule, following the Closing Date, the Trustee shall not accept any contribution of additional assets to the Trust Fund unless the Depositor has delivered to the Trustee an Opinion of Counsel to the effect that (i) the contribution of such assets into the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC so long as any Certificate is outstanding and (ii) such contribution will not cause the imposition of Tax on contributions to the Trust Fund after the "start-up day" (as defined in Section 860G(a)(9) of the Code) with respect thereto.

         Section 2.07. Execution and Authentication of Certificates. The Trustee, on behalf of the Trust Fund, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, concurrently with the transfer, sale, assignment, setting over and conveyance to the Trustee of the Trust Fund, Certificates in authorized denominations evidencing the ownership of the entire Trust Fund.

                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations and Warranties as to the Seller. The Seller makes the following representations and warranties to the other parties hereto and the Certificateholders. Such representations and warranties shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

                  (a) Organization and Good Standing; Licensing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the condition, financial or other, or the earnings, business affairs or business prospects of the Seller. The Seller was properly licensed in each jurisdiction at the time of its purchase of each Contract in such jurisdiction to the extent required by the laws of such jurisdiction as applied to the purchase of such Contract and the failure to be so licensed would have a material adverse effect on the enforceability of the related Contracts.

                  (b) Authorization; Binding Obligations. The Seller has the power and authority to make, execute and deliver this Agreement and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained.

                  (d) No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or the charter or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

         Section 3.02. Representations and Warranties as to Each Contract. The Contracts have been sold by the Seller to the Depositor pursuant to the Sale and Purchase Agreement. In connection with such sale, the Seller made the representations and warranties contained in Sections 3.02 and 3.03 to the Depositor. As a condition of the purchase by the Depositor, the Depositor has required that the Seller make such representations and warranties directly to the Trustee and the Certificateholders so that the Trustee may recover directly against the Seller on such representations and warranties rather than indirectly through claims by the Depositor against the Seller. Consequently, the Seller represents and warrants to the other parties hereto and the Certificateholders as to each Contract as of the Cut-off Date or the Closing Date, as the case may be. Such representations and warranties shall speak as of the execution and delivery of this Agreement (and as to the best knowledge as of such date), but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

                  (a) Contract Schedule. The information set forth in the Contract Schedule is true and correct in all material respects with respect to each Contract.

                  (b) Payments. As of the Cut-off Date, no Monthly Payment is more than 59 days past due, and no portion of the Monthly Payment due in the second month next preceding the month in which the Cut-off Date occurs was made directly or indirectly by the Seller on behalf of the Obligor.

                  (c) No Waivers. The terms of the Contract and any related Mortgage have not been waived, altered or modified in any respect, except by instruments or documents included in the Contract File.

                  (d) Binding Obligation. The Contract and any related Mortgage is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) Insurance. The Manufactured Home securing the Contract is covered by a Hazard Insurance Policy in the amount required by Section 5.08, except to the extent that such an insurance policy has been cancelled and the Seller has not yet received notification thereof. All premiums due as of the Closing Date on such insurance have been paid in full or, with respect to insurance placed by the Servicer, will have been paid in full within 90 days after the Closing Date.

                  (f) Origination. The Contract was either (i) originated by a manufactured housing dealer acting, to the best of the Seller's knowledge, in the regular course of its business and was purchased by the Seller in the regular course of its business, (ii) originated by the Seller in the regular course of its business or (iii) originated by a third-party originator and purchased in bulk by the Seller.

                  (g) Lawful Assignment. The Contract and any related Mortgage was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Contract from the Seller to the Depositor or the transfer or ownership of the Contract under this Agreement or pursuant to transfers of Certificates unlawful, void or voidable or affect the enforceability of the Contract.

                  (h) Compliance with Law. All requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending and equal credit opportunity laws and lender licensing laws, applicable to the Contract and any related Mortgage or the servicing of any Contract have been complied with to the extent any of the foregoing would have a material adverse effect on the enforceability of the related Contract.

                  (i) Contract in Force. The Contract and any related Mortgage has not been satisfied or subordinated in whole or in part or rescinded, and the Manufactured Home securing the Contract has not been released from the lien of the Contract and any related Mortgage in whole or in part.

                  (j) Valid Security Interest. The Contract, together with any related Mortgage, creates a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Manufactured Home covered thereby and, in the case of a Land Home Contract, a first mortgage lien on the related Mortgaged Property; such security interest or Mortgage has been assigned by the Seller to the Depositor and, assuming the due authorization, execution and delivery by the Depositor of this Agreement, the Sale and Purchase Agreement and such other instruments relating to the transfer of the Contract to the Trustee as the Seller has presented to the Depositor for execution and delivery, by the Depositor to the Trustee, and, assuming the Depositor has neither conveyed an interest in the Contract or related Mortgaged Property except pursuant to this Agreement nor created any Lien on the Contract, their proceeds or any Manufactured Home or related Mortgaged Property except as contemplated by this Agreement, the Trustee has a valid and perfected first priority security interest in such Manufactured Home and, in the case of a Land Home Contract, a first mortgage lien on the related Mortgaged Property.

                  (k) Capacity of Parties. The obligor on the Contract and any related Mortgage had capacity to execute the Contract.

                  (l) Good Title. The Seller purchased the Contract and any related Mortgage for value and took possession thereof in the ordinary course of its business, without knowledge that the Contract was subject to any security interest. To the best of the Seller's knowledge, immediately prior to the transfer of the Contract and any related Mortgage by the Seller to the Depositor, the Seller had good and marketable title thereto free and clear of any Lien and was the sole owner thereof with full right to transfer the Contract and any related Mortgage to the Depositor. The Seller has not sold, assigned or pledged the Contract or any related Mortgage to any Person other than the Depositor and prior to the transfer of the Contract and any related Mortgage by the Seller to the Depositor and by the Depositor to the Trust, the Seller had good and marketable title thereto free and clear of any Lien, was the sole owner thereof with full right to transfer the Contact to the Depositor and has transferred all right, title and interest in, to and under the Contract to the Depositor, free and clear of any Lien.

                  (m) No Defaults. To the best of the Seller's knowledge, as of the Cut-off Date there was no default, breach, violation or event permitting acceleration existing under the Contract and any related Mortgage and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). The Seller has not waived any such default, breach, violation or event permitting acceleration, except by instruments or documents included in the Contract File.

                  (n) No Liens. As of the Closing Date, there are, to the best of the Seller's knowledge, no Liens which have been filed for work, labor or materials affecting the Manufactured Home securing the Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Contract.

                  (o) Equal Installments. Each Contract has a fixed APR and provides for level monthly payments of principal and interest (except that the payment at maturity may be slightly larger) which fully amortize the loan over its term. Each Contract other than a Land Home Contract is either a Simple Interest Contract or an Actuarial Contract. Each Land Home Contract is an Actuarial Contract.

                  (p) Enforceability. The Contract and any related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

                  (q) One Original. There is only one original executed Contract, which is in the custody of the Seller or otherwise held on behalf of the Trustee on the Closing Date.

                  (r) Loan-to-Value Ratio. At the time of its origination, the Contract had a Loan-to-Value Ratio (rounded to the nearest 1%) not greater than 100%.

                  (s) Not Real Estate. The related Manufactured Home (other than a Manufactured Home that secures a Land Home Contract) is personal property, was personal property at the time of the execution and delivery of the related Contract by the parties thereto, and is not and was not, at such time, considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located. The related Manufactured Home is, to the best of the Seller's knowledge, free of damage and in good repair.

                  (t) Notation of Security Interest. If the related Manufactured Home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Manufactured Home is being applied for such title document will show, the Seller as the holder of a first priority security interest in such Manufactured Home. If the related Manufactured Home is located in a state in which the filing of a financing statement or the making of a fixture filing under the UCC is required to perfect a security interest in manufactured housing, such filings or recordings have been duly made and show the Seller as secured party. If the related Manufactured Home secures a Land Home Contract and is located in a state that does not permit separate evidence of Liens on the Manufactured Home and the property on which it is located, such Manufactured Home and, in the case of all Land Home Contracts and any Contracts on Mortgaged Property located in New Hampshire, the related land securing such Land Home Contract or the Manufactured Home, as the case may be, are subject to a Mortgage properly filed in the appropriate public recording office and naming AHFSI as mortgagee. In either case, assuming the due authorization, execution and delivery by the Depositor of this Agreement, the Sale and Purchase Agreement and such other instruments relating to the transfer of the Contracts to the Trustee as the Seller has presented to the Depositor for execution and delivery, the Trustee has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons claiming an interest in such Manufactured Home.

                  (u) Qualified Mortgage for REMIC. Each Contract is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code.

         Section 3.03. Representations and Warranties as to the Contracts. The Seller represents and warrants to the other parties hereto and the Certificateholders as follows. Such representations and warranties shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

                  (a) Amounts. The aggregate principal amounts payable by Obligors under the Contracts as of the Cut-off Date (including Monthly Payments due on or after the Cut-off Date but paid prior to the Cut-off
         Date) equals or exceeds the Cut-off Date Pool Balance, and each Contract has an APR equal to or greater than 7.00%.

                  (b) Characteristics. The Contracts have the following characteristics as of the Cut-off Date: (i) based on Cut-off Date Pool Balance, not more than (A) 9.05% of the Contracts are secured by Manufactured Homes located in any one state and (B) 26.49% of the Contracts are Land Home Contracts; (ii) no Contract has a remaining term to maturity of less than 16 months or more than 360 months; (iii) the final scheduled payment date on the Contract with the latest maturity is in November 2027; (iv) based on Cut-off Date Pool Balance, 86.66% of the Contracts relate to purchases of new Manufactured Homes and 13.34% of the Contracts relate to the financing of used Manufactured Homes; and (v) no Contract was originated before March 1, 1985.

                  (c) Computer Tape. The Computer Tape made available to the Servicer as of the close of business on February 28, 1997 was accurate as of its date and includes a description of the same Contracts that are described in the Contract Schedule.

                  (d) Marking Records. Within one month after the Closing Date, the Seller will have caused the portions of the Electronic Ledger relating to the Contracts constituting part of the Trust Fund to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Fund and are owned by the Trust Fund in accordance with the terms of the trust created hereunder.

                  (e) No Adverse Selection. Except for the effect of the representations and warranties made in Sections 3.02 and 3.03 and the effect of the geographical distribution of the Manufactured Homes, no adverse selection procedures have been employed in selecting the Contracts.

         Section 3.04. Representations and Warranties as to the Contract Files. The Seller represents and warrants to the other parties hereto and the Certificateholders as follows. Such representations and warranties shall speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

                  (a) Possession. Immediately prior to the Closing Date, the Servicer will have possession of each original Contract and the Servicer will have possession of the remainder of the related Contract File (except for any certificate of title that has not yet been returned from the appropriate public recording office). There are and there will be no custodial agreements in effect materially and adversely affecting the right of the Seller to make, or to cause to be made, any delivery required hereunder.

                  (b) Bulk Transfer Laws. The transfer, assignment and conveyance of the Contracts and the Contract Files by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         Section 3.05.  Repurchase of Contracts for Breach.

         (a) The Seller shall repurchase a Contract (each, a "Repurchased Contract"), at its Repurchase Price, not later than one Business Day after the first Determination Date which is more than 90 days after the Seller becomes aware, or receives written notice from the Servicer or the Trustee, of a breach of a representation or warranty of the Seller set forth in Section 3.02 or 3.03 (notwithstanding that the Seller may not have had knowledge of such breach) that materially adversely affects the Trust Fund's interest in such Contract, unless such breach has been cured. Notwithstanding the foregoing, with respect to (i) any Contract incorrectly described on the Contract Schedule with respect to unpaid principal balance, the Seller may, in lieu of repurchasing such Contract, deposit in the Certificate Account not later than one Business Day after such Determination Date cash in an amount sufficient to cure such deficiency or discrepancy and (ii) a breach of a representation or warranty relating to the Contracts in the aggregate and not to each particular Contract, the Seller may select Contracts to repurchase that, had such Contracts not been included as part of the Contract Pool, there would have been no breach of such representation or warranty. It is understood and agreed that the obligation of the Seller to repurchase any Contract as to which a breach of a representation or warranty set forth in Section 3.02 or 3.03 has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders, the Depositor or the Trustee; provided, however, that the Seller shall defend and indemnify the Trustee, the Trust Fund and Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or suffered by any of them as a result of third-party claims arising out of any breach of a representation or warranty set forth in Section
3.02. Nothing in the preceding sentence shall be construed to limit the indemnification obligations of the Servicer set forth in Section 10.05. Notwithstanding any other provision of this Agreement, the obligation of the Seller under this Section shall not terminate upon an Event of Default.

         Notwithstanding the foregoing provisions of this Section , the Seller shall not be required to repurchase any Contract on account of a breach of the representation or warranty contained in Section 3.02(j) or (t) solely on the basis of failure by the Seller to cause notations to be made on any document of title relating to any Manufactured Home or to execute any transfer instrument relating to any Manufactured Home (other than a notation or a transfer instrument necessary to show the Seller as lienholder or legal title holder) or to record an assignment of a Mortgage unless a court of competent jurisdiction has adjudged that, because of such failure, the Trustee does not have a perfected first-priority security interest in the related Manufactured Home.

         Notwithstanding the foregoing, the Seller shall not deposit cash into the Certificate Account pursuant to this Section after the end of the three month period beginning on the Closing Date unless it shall first have obtained an Opinion of Counsel to the effect that such deposit will not give rise to any Tax under Section 860F(a)(1) of the Code or Section 860G(d) of the Code. Any such deposit shall not be invested. If the Seller is required to purchase a Contract (or deposit cash in the Certificate Account), the Seller shall guarantee the payment of any Tax under Section 860F(a)(1) of the Code or under
Section 860G(d) of the Code by paying to the Trustee the amount of such Tax not later than five Business Days before such Tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 10.12 are insufficient to pay such Tax and all other Taxes chargeable under Section 10.12. The Trustee shall hold any amount paid to it pursuant to the preceding sentence in an account that is not part of the Trust Fund. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Seller pursuant to such guarantee of Taxes of the Seller and notice as to who should receive such payment.

         In the event any Tax that is guaranteed by the Seller is refunded to the Trust Fund or otherwise is determined not to be payable, the Seller shall be repaid the amount of such refund or that portion of any guarantee payment made by the Seller that is not applied to the payment of such Tax.

         (b) Promptly after the repurchase referred to in Section 3.05(a), the Trustee shall execute such documents as are presented to it by the Seller and are reasonably necessary to reconvey the Repurchased Contract to the Seller. Any amount received on or recovered with respect to Repurchased Contracts during or after the month of repurchase shall be the property of the Seller and need not be deposited in the Certificate Account.

         Section 3.06. Representation and Warranty as to the Depositor. The Depositor represents and warrants to the other parties hereto and the Certificateholders that, immediately prior to the transfer, sale, assignment and conveyance of the Contracts to the Trustee and assuming that the representation and warranty in Section 3.02(n) is correct, the Depositor had good title to, and was the sole owner of, each Contract and any related Mortgage free of any Liens created by the Depositor, there had been no other sale or assignment thereof by the Depositor and the Depositor has transferred to the Trustee a security interest (as defined in the UCC in effect in the State of New York) in the Contracts and any related Mortgages, which security interest is a perfected, first priority security interest.

                                  ARTICLE FOUR

                                THE CERTIFICATES

         Section 4.01. The Certificates. Each Class of Certificates shall be substantially in the related forms annexed hereto as Exhibits, with such immaterial changes as the Depositor deems appropriate, and shall be issued in minimum denominations of $1,000.00 and integral multiples of $1.00 in excess thereof. The Class R Certificates will not have any principal balance.

         The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by a Responsible Officer of the Trustee. The Certificates shall be authenticated by manual signature on behalf of the Trustee by a Responsible Officer or an Authenticating Agent. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by the Trustee or its Authenticating Agent and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Section 4.02.  Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at its Corporate Trust Office or, at the election of the Trustee, at the office of its designated agent in New York City, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfer and exchanges of Certificates as herein provided. The Trustee initially appoints itself as the Certificate Registrar.

         (b) Subject to Sections 4.02(c) and 11.01(b), upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like aggregate Percentage Interest and dated the date of authentication by the Trustee. The Holder and beneficial owner of any Subordinate Certificate will be deemed to represent that it is not a Benefit Plan or a trustee of any such Benefit Plan or a person acting on behalf of any such plan or acquiring a Subordinate Certificate with the assets of any such Benefit Plan unless it delivers to the Trustee, the Depositor and the Servicer (i) an Opinion of Counsel satisfactory to the Trustee, the Depositor and the Servicer, to the effect that the purchase or holding of such Subordinate Certificate by the prospective transferee will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, and (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Subordinate Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of PTCE 95-60) and that the purchase and holding of such Subordinate Certificates are covered under PTCE 95-60.

         (c) No transfer of a Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement or in accordance with an exemption from the requirements under the Securities Act or any applicable state securities laws. If such a transfer is to be made in reliance upon an exemption from the Securities Act and such state securities laws, prior to the registration of any such transfer (i) the Trustee, the Depositor or the Servicer may require an Opinion of Counsel as to the Securities Act and a memorandum of law as to state securities laws, in each case acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Servicer that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and such state securities laws or is being made pursuant to the Securities Act and such state securities laws, which Opinion of Counsel and memorandum of law shall not be an expense of the Trustee, the Depositor or the Servicer, and (ii) the Trustee shall require the Transferee to execute a Transfer Affidavit.

         No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the proposed Transferee to the effect that such transferee is not a Benefit Plan or a trustee of any such Benefit Plan or a person acting on behalf of any such Benefit Plan or acquiring such Certificate with the assets of any such Benefit Plan or (ii) an Opinion of Counsel satisfactory to the Trustee, the Depositor and the Servicer, to the effect of the Opinion of Counsel required by Section 4.02(b)(i), which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer.

         (d) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of the same Class and of authorized denominations of the same aggregate denomination, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Depositor shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver, the Certificate or Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange (if so required by the Trustee) shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee or the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (e) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

         (f) All Certificates surrendered for transfer and exchange shall be held in accordance with the retention policy of the Trustee.

         Section 4.03.  Book-Entry Certificates.

         (a) Except as provided in Section 4.03(b), the Certificates of each Class (other than the Class R Certificates will be evidenced by Book-Entry Certificates which shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A, Class M and Class B Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A, Class M and Class B Certificates; (iii) ownership and transfers of registration of the Class A, Class M and Class B Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Class A, Class M and Class B Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i) the Depositor or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Certificate Owners representing Percentage Interests aggregating not less than 51% of the Percentage Interests of the Class A, Class M and Class B Certificates, voting as a single Class, advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class A, Class M and Class B Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Class A, Class M and Class B Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (c) On or prior to the Closing Date, there shall be delivered to the Depository one Class A, Class M and one Class B-1 Certificate in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Initial Class A Principal Balance, the Initial Class M Principal Balance and the Initial Class B Principal Balance, respectively, in each case rounded down to the nearest $1. If, however, the aggregate principal amount of the Class A, Class M or Class B Certificates exceeds $200,000,000, one Class A, Class M or Class B Certificate will be issued with respect to each $200,000,000 of principal amount and an additional Class A, Class M or Class B Certificate will be issued with respect to any remaining principal amount, rounded down to the nearest $1. Each Class A, Class M or Class B Certificate so registered shall bear the following legend:

                  "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

         Section 4.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by it to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like tenor and denomination. Upon the issuance of any new Certificate under this Section , the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the destroyed, lost or stolen Certificate shall be found at any time.

         Section 4.05. Persons Deemed Owners. The Depositor, the Servicer, the Trustee, the Certificate Registrar and any Paying Agent may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving payments pursuant to Section 6.01 and for all other purposes whatsoever, and none of the foregoing entities shall be affected by notice to the contrary.

         Section 4.06. Appointment of Paying Agent. The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 6.01 and payments pursuant to Section 10.12. Any Paying Agent so appointed either shall be a bank or trust company or shall have a rating acceptable to each Rating Agency. In the event of any such appointment, on or prior to each Distribution Date the Trustee shall deposit or cause to be deposited with the Paying Agent, from amounts in the Certificate Account and the Reserve Fund, a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 6.01, such sum to be held in trust for the benefit of Certificateholders. The Trustee initially appoints itself as Paying Agent.

         The Trustee shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent is at all times acting as agent for the Trustee and such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

         Section 4.07. Access to List of Certificateholder Names and Addresses. The Certificate Registrar will furnish to the Trustee (if the Trustee is not the Certificate Registrar), the Depositor and the Servicer within five days after receipt by the Certificate Registrar of a request therefor from the Trustee, the Depositor or the Servicer in writing, a list, in such form as the Trustee, the Depositor or the Servicer reasonably may require of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates of any Class evidencing, as to such Class, aggregate Percentage Interests of 25% or more (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders of such Class with respect to their rights under this Agreement or under the Certificates of such Class and is accompanied by a copy of the communication which such Applicants proposed to transmit, then the Trustee, within five Business Days after the receipt of such application, shall afford such Applicants access during normal business hours to the most recent list of Certificateholders of such Class held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee promptly shall request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Servicer, the Certificate Registrar, the Depositor nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         Section 4.08. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents (the "Authenticating Agents") with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates. For all purposes of this Agreement, the execution and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates "by the Trustee."

         Section 4.09.  The Class R Certificates.

         (a) The Class R Certificates may not be assigned or transferred except in accordance with Sections 4.02, 4.09 and any other applicable provision of this Agreement. The Holders of the Class R Certificates, by purchasing such Class R Certificates, for purposes of Section 10.12 (i) shall be deemed to consent to the appointment of the Servicer as (A) the tax matters person for the Trust Fund and (B) the attorney-in-fact and agent for any person that is the tax matters person if the Servicer is unable to serve as the tax matters person and
(ii) agrees to execute any documents required to give effect to the provisions of clause (i) above.

         (b) Each Person who has or acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer as its attorney-in-fact to negotiate the terms of any mandatory sale under Section 4.09(b)(vi) and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                    (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Servicer of any change or impending change in its status as a Permitted Transferee.

                   (ii) Any Ownership Interest in a Class R Certificate may not be subject to a Transfer without the written consent of the Servicer, and the Trustee shall not recognize, and such proposed Transfer shall not be effective, without such consent with respect thereto. In connection with any proposed Transfer of any such Ownership Interest, the Servicer shall, as a condition to such consent, require delivery to it, in form and substance satisfactory to it, and the proposed Transferee shall deliver to the Servicer and the Trustee, the following:

                           (A)      a Transfer Affidavit; and

                           (B) an agreement by the proposed Transferee to be bound by and to abide by the provisions of this Section.

         The Servicer shall notify the Trustee of any such Transfer to which it consents.

                  (iii) Notwithstanding the delivery of a Transfer Affidavit by a proposed Transferee under clause (ii) above, if the Servicer or a Responsible Officer has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                   (iv) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to Transfer any Ownership Interest in such Class R Certi-ficate and (B) not to Transfer any Ownership Interest in such Class R Certificate or to cause the Transfer of any Ownership Interest in such Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

                    (v) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall become the holder of an Ownership Interest in a Class R Certificate in violation of the provisions of this Section, then, upon discovery by a Responsible Officer of, or due notification to the Trustee that the recognition of the Transfer of such Ownership Interest in such Class R Certificate was not in fact permitted by this Section , the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of Transfer of such Ownership Interest in such Class R Certificate. The Trustee shall promptly notify the Servicer if it discovers or receives notice of such an impermissible Transfer. The Trustee shall be under no liability to any Person for permitting the Transfer of an Ownership Interest in a Class R Certificate that is in fact not permitted by this Section or for making any payments in respect of a Class R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was made with the express prior written consent of the Servicer. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Class R Certificate.

                   (vi) If any purported Transferee shall be a Holder of a Class R Certificate in violation of the restrictions in this Section, then the Servicer shall have the right without notice to the Holder or any prior Holder of such Class R Certificate to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purchaser may be the Servicer or an Affiliate thereof. The proceeds of such sale, net of commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Servicer to the last preceding Permitted Transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate will be liable for any amount due under this Section or any other provisions of this Agreement, the Servicer shall so inform the Trustee, and the Trustee shall withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause shall be determined in the sole discretion of the Servicer, and it shall not be liable for the exercise of such discretion to any Person holding or purporting to hold a Class R Certificate.

         Upon notice to the Servicer that any legal or beneficial interest in any portion of a Class R Certificate has been transferred, either directly or indirectly, to any Person that is not a Permitted Transferee or an agent thereof (including a broker, nominee or middleman) in contravention of the foregoing restrictions, or that is a pass-through entity, as defined in Section 860E(e)(6) of the Code, an interest in which is held of record by a Person that is not a "Permitted Transferee", the Servicer shall furnish to the Internal Revenue Service and those Persons specified in Section 860E(c)(3) and (b) of the Code such information necessary to the application of Section 860E(e) of the Code as may be required by the Code, including but not limited to, the present value of the total anticipated excess inclusions with respect to such Class R Certificate (or portion thereof) for periods after such Transfer and the total excess inclusions for any taxable year allocable to any holder of an interest in such pass-through entity which is not a Permitted Transferee. At the election of the Servicer, the Servicer may charge a reasonable fee for computing and furnishing such information to the transferor or to such agent or to such pass-through entity referred to above; however, the Servicer shall in no event be excused from furnishing such information to the Internal Revenue Service. The foregoing restrictions on transfer contained in this Section shall cease to apply to Transfers occurring on or after the date on which there shall have been delivered to the Trustee, the Depositor and the Servicer, in form and substance satisfactory to the Servicer, an Opinion of Counsel that eliminating such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time while the Certificates are outstanding.

         (c) Each Holder of Class R Certificates, by purchasing such Class R Certificates, agrees to give the Servicer written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon becoming the Holder of a Class R Certificate, if it is, or is holding such Class R Certificates on behalf of, a "pass-through interest holder".

         (d) No Class R Certificate shall be registered in the name of the Depositor or any Person known to a Responsible Officer to be an Affiliate thereof, and no Subordinate Certificate shall be registered in the name of the Depositor or any such Affiliate, unless the Trustee shall first have received written notification from each Rating Agency that such Transfer will not cause a reduction or withdrawal of the rating then assigned to any of the Rated Certificates.

                                  ARTICLE FIVE

                    ADMINISTRATION AND SERVICING OF CONTRACTS

         Section 5.01. Responsibility for Contract Administration and Servicing. The Servicer shall service and administer the Contracts in accordance with and subject to the terms of this Agreement, shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. The relationship of the Servicer (and of any successor Servicer other than the Trustee) to the Trustee under this Agreement is intended by the parties to be that of independent contractor and not that of a joint venturer, partner or agent of the Trustee.

         Section 5.02. Standard of Care. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise the same degree of skill and care, consistent with the terms of this Agreement, that the Servicer exercises in managing, servicing, administering and collecting on similar manufactured housing installment sales contracts and installment loan agreements owned and/or serviced by the Servicer; provided, however, that nothing herein shall require the Servicer to violate any applicable federal, state or local common or statutory law, regulation or rule. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Contracts and any related Mortgages and with respect to the Manufactured Homes and any related Mortgaged Properties. The Trustee shall furnish the Servicer with all powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Contracts. For purposes of this Agreement, the Trustee shall be deemed to have given to the Servicer a power of attorney for purposes of servicing the Contracts.

         Section 5.03.  Subservicing.

         (a) The Servicer may enter into Subservicing Agreements with one or more Subservicers for the servicing and administration of certain of the Contracts (including holding the related Contract Files as custodian). References herein to actions taken or to be taken by the Servicer in servicing the Contracts include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of Certificateholders hereunder.



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
         (b) The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the related Subservicer, the Servicer shall either act directly as Servicer of the related Contract or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.

         (c) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Contracts. The Servicer shall be entitled to enter into an agreement with a Subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (d) Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Contracts involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone, and neither the Trustee nor the Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph.

         (e) In the event the Servicer shall for any reason no longer be a servicer (including, but not limited to, by reason of an Event of Default), the Trustee or its designee may, at the sole discretion of the Trustee, thereupon assume all of the rights and obligations of such Servicer under each Subservicing Agreement selected by the Trustee in its sole discretion. In such event, the Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Contracts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

         Section 5.04. Records. The Servicer, during the period it is servicer hereunder, shall maintain such books of account and other records as will enable the Trustee (if the Trustee so elects in its discretion) to determine the status of each Contract. Without limiting the generality of the preceding sentence, the Servicer shall keep such records in respect of

Liquidation Expenses as will enable the Trustee (if the Trustee so elects in its discretion) to determine that the correct amount of Net Liquidation Proceeds in respect of a Liquidated Contract has been deposited in the Certificate Account.

         Section 5.05.  Inspection.

         (a) During the term of this Agreement, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to provide reasonable assistance in any examination of such records by the Trustee or any of its authorized agents. The examination and assistance referred to in this Section will be conducted in a manner which does not interfere unreasonably with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee or its authorized agents, using generally accepted audit procedures, may in their discretion verify the status of each Contract and review the records relating thereto for conformity to Monthly Reports prepared pursuant to Section 7.01 and compliance with the standards represented to exist as to each Contract in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the Contract Schedule at its principal executive office for inspection by Certificateholders.

         Section 5.06. Payment of Taxes. If the Servicer becomes aware of the nonpayment by an Obligor of a personal property Tax or other Tax or Tax related charge which may result in a lien upon a Manufactured Home prior to, or equal to or coordinate with, the lien of the related Contract, the Servicer, consistent with Section 5.02, shall take action to avoid the attachment of any such lien. If the Servicer shall have paid any such personal property Tax or other Tax or Tax related charge directly on behalf of an Obligor, the Servicer shall seek reimbursement therefor only from the related Obligor (except as provided in the last sentence of this Section ) and may separately add such amount to the Obligor's obligation as provided by the Contract, but, for the purposes of this Agreement, may not add such amount to the unpaid principal balance of the Contract. If the Servicer shall have repossessed a Manufactured Home on behalf of the Certificateholders and the Trustee, the Servicer shall pay the amount of any such personal property Tax or other Tax or Tax related charge arising during the time such Manufactured Home is in the Servicer's possession, unless the Servicer is contesting in good faith the validity of such personal property Tax or other Tax or Tax related charge on such Manufactured Home. If the Obligor does not reimburse the Servicer for payment of taxes pursuant to this Section and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such Taxes out of the related Liquidation Proceeds.

         Section 5.07.  Enforcement.

         (a) When the Servicer shall sue to enforce or collect upon Contracts, then it shall bring suit in its own name, if possible, or as agent for the Trust Fund. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collec-tion only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Certificateholders shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders. If there has been a recovery of attorneys' fees in favor of the Servicer or the Trust Fund in an action involving the enforcement of a Contract, the Servicer shall be reimbursed out of such recovery for its reasonable out-of-pocket attorney's fees and expenses incurred in such enforcement action.

         (b) The Servicer shall exercise any rights of recourse against third Persons that exist with respect to any Contract in accordance with Section 5.02. In exercising such rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home to the Person against whom recourse exists at the price set forth in the document creating the recourse.

         (c) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that is required because of an overpayment in connection with the prepayment in full of the Contract or otherwise. The Servicer, except as required by the Contract or by law, will not permit any rescission or cancellation of any Contract.

         Section 5.08.  Hazard Insurance Policies.

         (a) Except as otherwise provided in Section 5.08(b), the Servicer shall cause to be maintained with respect to each Contract (other than Contracts relating to REO Properties) one or more Hazard Insurance Policies which provide the same coverage as a standard form fire and extended coverage insurance policy that is customary in the Servicer's procedures for manufactured housing contracts owned and/or serviced by the Servicer, issued by a company authorized to issue such policies in the State in which the Manufactured Home is located, and in an amount which is not less than the lesser of the maximum insurable value or the unpaid principal balance of the related Contract. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any Obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall pay such premiums out of its own funds, and may add separately such premium and any related interest to the Obligor's obligation as provided by the Contract but may not add such premium and interest to the unpaid principal balance of the Contract for purposes of this Agreement. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds.

         (b) The Servicer may, in lieu of causing individual Hazard Insurance Policies to be maintained with respect to each Manufactured Home pursuant to this Section , and shall, to the extent that a Contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses in a connection with a hazard as provided in Section 5.08(a) resulting from


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
the absence or insufficiency of individual Hazard Insurance Policies. Any such blanket policy shall be in the amount sufficient to cover all losses in a connection with a hazard on the Contracts. The Servicer shall pay, out of its own funds, the premium for such policy on the basis described therein and shall deposit in the Certificate Account, on the Business Day next preceding the Determination Date following the Due Period in which the insurance proceeds from claims in respect of any Contracts under such blanket policy are or would have been received, the deductible amount with respect to such claims. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to Section 5.08(a).

         (c) If the Servicer shall have repossessed a Manufactured Home on behalf of the Trustee or foreclosed upon or otherwise acquired any Mortgaged Property, the Servicer shall either (i) maintain at its expense a Hazard Insurance Policy with respect to such Manufactured Home or Mortgaged Property meeting the requirements of Section 5.08(a) or 5.08(b), except that the Servicer shall be responsible for depositing any deductible amount with respect to all claims under individual Hazard Insurance Policies or (ii) indemnify the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition.

         (d) Any cost incurred by the Servicer in maintaining any of the foregoing insurance, for the purpose of calculating monthly distributions to Certificateholders, shall not be added to the principal balance of any Contract, notwithstanding that the terms of such Contract so permit. The Servicer shall not be entitled to reimbursement from the Depositor, the Trustee or the Certificateholders for such costs. Such costs (other than the cost of the blanket policy) shall only be recovered out of late payments by the Obligor for such premiums or, if the related Contract is liquidated after a default, out of the related Liquidation Proceeds.

         Section 5.09. Hazard Insurance Policy Collections; Consent to Manufactured Home Transfers; Assumption Agreements.

         (a) The Servicer agrees to present, on behalf of itself, the Trustee and Certificate holders, claims to the insurer under any Hazard Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Hazard Insurance Policies. Any amounts collected by the Servicer under any such Hazard Insurance Policies shall be deposited in the Certificate Account pursuant to Section 6.04(b)(v), except to the extent they are applied to the restoration of the related Manufactured Home or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

         (b) The Servicer shall not withhold its consent to any transfer of ownership of a Manufactured Home in accordance with the related Contract unless the proposed transferee does not meet the Servicer's then applicable underwriting standards (exclusive of down payment requirements). In addition, the Servicer shall not withhold such consent if such withholding of consent is not permitted under applicable law and governmental regulations.

         (c) In any case in which a Manufactured Home is to be conveyed to a Person by an Obligor, and such Person is to enter into an assumption agreement or modification


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
agreement or supplement to the Contract, upon the closing of such conveyance, the Servicer shall cause the originals of the assumption agreement, the release (if any) or the modification or supplement to the Contract to be included in the related Contract File. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement with respect to such Contract will be retained by the Servicer as additional servicing compensation. In connection with any such conveyance through an assumption, modification or supplement, the APR borne by, and all other material terms of, the related Contract shall not be changed.

         Section 5.10. Realization upon Defaulted Contracts. Subject to applicable law, the Servicer shall repossess, replevin, foreclose upon or otherwise comparably convert the ownership of Manufactured Homes and any related Mortgaged Properties securing all Contracts that come into default and which the Servicer believes in its good faith business judgment will not be brought current; provided that if the Servicer has actual knowledge that a Mortgaged Property is affected by hazardous waste, then the Servicer shall not cause the Trust Fund to acquire title to such Mortgaged Property in a foreclosure or similar proceeding unless such condition is remediated. In connection with such repossession, foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with Section 5.02. Subject to the foregoing proviso, in the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, as Trustee, or, at its election, to its nominee on behalf of the Trustee, as Trustee. The Servicer shall manage, conserve and protect such Manufactured Homes and any related Mortgaged Property for the purposes of their prompt disposition and sale, and shall dispose of such Manufactured Homes and any related Mortgaged Property on such terms and conditions as are consistent with Sections 5.02 and 10.12.

         Section 5.11. Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties under this Agreement, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes securing such Contracts), shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except to the extent such reimbursement is specifically provided for in this Agreement. Notwithstanding the foregoing, the Servicer shall be reimbursed out of the Liquidation Proceeds of a defaulted Contract for Liquidation Expenses incurred by it in realizing upon the related Manufactured Home and any related Mortgaged Property, including, but not limited to: (i) costs of refurbishing and securing such Manufactured Home; (ii) transportation expenses incurred in moving the Manufactured Home; (iii) reasonable legal fees and expenses of outside counsel and any associated court costs; (iv) rental expenses (including the payment of rent not paid by the defaulting Obligor) incurred in maintaining a leasehold interest for the Manufactured Home; and (v) sales commissions paid to Persons that are not Affiliates of the Servicer. The Servicer shall not incur the foregoing Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses is in accordance with Section 5.02 and will increase the Net Liquidation Proceeds from such Manufactured Home.

         Section 5.12. Trustee to Cooperate. The Servicer is authorized to execute an instrument in satisfaction of any Contract paid in full and any related Mortgage and do such other


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
acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Manufactured Home and any related Mortgaged Property related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent insufficient payments are received on a Contract mistakenly determined by the Servicer to be prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds by deposit into the Certificate Account. Upon request of a Servicing Officer, the Trustee shall perform such other acts as are reasonably requested by the Servicer (including, without limitation, the execution of documents) and otherwise cooperate with the Servicer in enforcement of rights and remedies with respect to Contracts.

         Section 5.13. Servicing and Other Compensation. The Servicer, as compensation for its activities hereunder including, without limitation, the payment of fees and expenses of the Trustee pursuant to Section 10.05, shall be entitled to receive on each Distribution Date the Monthly Servicing Fee pursuant to Section 6.02. Application fees, Late Payment Fees, Extension Fees, processing fees and any transfer of equity or assumption fees shall be retained by the Servicer as additional servicing compensation.

         Section 5.14.  Custody of Contracts.

         (a) Subject to Section 3.04(a) and this Section , the Trustee hereby appoints the Servicer as custodian for the benefit of the Certificateholders and the Trustee, and the Servicer shall maintain custody of the Contract Files as custodian therefor.

         (b) The Servicer agrees to maintain the related Contract Files at its offices where they are presently maintained, or at such other offices of the Servicer in the States of Florida, Georgia, Ohio, Oregon and Texas as shall from time to time be identified to the Trustee by ten days' prior written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

         (c) As custodian, the Servicer shall have and perform the following powers and duties:

                    (i) hold the Contract Files on behalf of the Certificateholders and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with this Agreement, and maintain a current inventory list thereof;

                   (ii) cause Contract Files to be subject to the same policies and procedures with respect to individuals authorized to have access to the Contract Files on the Servicer's premises, as are similar manufactured housing installment sales contracts and installment loan agreements owned and/or serviced by the Servicer; and

                  (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Certificateholders and the Trustee in accordance with the standard of care in Section 5.02.


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
         (d) In acting as custodian of the Contract Files, the Servicer agrees not to assert any beneficial ownership interests in the Contracts or the Contract Files. The Servicer agrees to indemnify the Certificateholders and the Trustee for any and all losses, liabilities, claims, damages and expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Certificateholders and the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Certificateholder or the Trustee.

         (e) The Servicer shall promptly report to the Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure.

         (f) If the rating of the long-term unsecured senior debt of ACONA is reduced below (i) BBB by Standard & Poor's, A3 by Moody's or BBB by Fitch, AHFSI shall no longer act as custodian of the Contract Files pursuant to this Section or (ii) AA- by Standard & Poor's or below Aa3 by Moody's or AA- by Fitch, AHFSI shall no longer act as Custodian of the Contract Files relating to the Land Home Contracts pursuant to this Section . Upon the occurrence of either such an event, AHFSI shall, as soon as practicable, and in no event more than 90 days after such event, deliver each Contract File or the Contract Files relating to the Land Home Contracts, as the case may be, to the Trustee, or its custodian.

         Section 5.15. REO Disposition The Servicer shall sell each REO Property within two years of its acquisition by the Trust Fund, unless, at the request of the Servicer, the Trustee seeks, and subsequently receives, an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such time will not result in the imposition of Taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property solely for the purpose of its prompt disposition and sale in a manner that does not cause any such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell a REO Property, the Servicer shall either itself or through an agent selected by it protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as it deems to be in the best interests of it and the Certificateholders for the period prior to the sale of such REO Property.

         The disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities.



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
         The proceeds from the REO disposition, net of any reimbursement to the Servicer as provided above, shall be deposited in the Certificate Account in accordance with Section 6.04(b)(ii).


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
                                   ARTICLE SIX

                                  DISTRIBUTIONS

         Section 6.01.  Monthly Payments.

         (a) On each Distribution Date the Trustee shall, based upon the information set forth in the related Monthly Report, withdraw from the Certificate Account an amount equal to the Available Distribution Amount, together with any Class M, B-1 or B-2 Liquidity Account Draw Amount or Class A-1 Final Distribution Account Draw Amount, if any, and apply such amount as set forth below:

                        (i) to the Holders of each Class of Class A
         Certificates, the related Class A Interest Formula Distribution Amount and, if the Available Distribution Amount is less than the such amount, such amount will be distributed on each such Class pro rata on the basis of the interest due thereon;

                        (ii) to the Class M Certificateholders, (A) the Class M Interest Formula Distribution Amount and (B) to the extent that the remaining Available Distribution Amount is insufficient to make the full distribution in clause (A) above, the Class M Liquidity Account Draw Amount, if any, shall be available for such purpose;

                       (iii) to the Class B-1 Certificateholders, (A) the Class B-1 Interest Formula Distribution Amount and (B) to the extent that the remaining Available Distribution Amount is insufficient to make the full distribution in clause (A) above, the Class B-1 Liquidity Account Draw Amount, if any, shall be available for such purpose;

                        (iv) to the Class B-2 Certificateholders, (A) the Class B-2 Interest Formula Distribution Amount and (B) to the extent that the remaining Available Distribution Amount is insufficient to make the full distribution in clause (A) above, the Class B-2 Liquidity Account Draw Amount shall, if any, be available for such purpose;

                         (v) to the Class A Certificateholders, an amount equal to any Unpaid Class A Principal Shortfall and, if the remaining Available Distribution Amount is less than such amount, such remaining Available Distribution Amount will be distributed on each Class of Class A Certificates pro rata based on the Principal Balance of each such Class;

                        (vi) to the Holders of each Class of Class A
         Certificates, (A) if the Class B Cross-over Date has not yet occurred or if the Class B Principal Distribution Tests are not satisfied for such Distribution Date, an amount equal to the Formula Principal Distribution Amount or (B) if the Class B Cross-over Date has occurred and the Class B Principal Distribution Tests are satisfied for such Distribution Date, an amount equal to the Class A/M Percentage of the Formula Principal Distribution Amount, in either case in the following manner and in the following order of priority:

                              (1) to the Class A-1 Certificateholders until the
                           Class A-1 Principal Balance has been reduced to zero;

                              (2) to the Class A-2 Certificateholders until the
                           Class A-2 Principal Balance has been reduced to zero;

                              (3) to the Class A-3 Certificateholders until the
                           Class A-3 Principal Balance has been reduced to zero;

                              (4) to the Class A-4 Certificateholders until the
                           Class A-4 Principal Balance has been reduced to zero;

                              (5) to the Class A-5 Certificateholders until the
                           Class A-5 Principal Balance has been reduced to zero;

                              (6) to the Class A-6 Certificateholders until the
                           Class A-6 Principal Balance has been reduced to zero; and

                              (7) to the Class A-7 Certificateholders until the
                           Class A-7 Principal Balance has been reduced to zero;

                       (vii) to the Class M Certificateholders, (A) an amount equal to any (1) Class M Liquidation Loss Interest Amount and (2) Class M Unpaid Liquidation Loss Interest Shortfall, together with interest thereon, to the extent legally permissible, at the Class M Pass-Through Rate, and (B) to the extent that the remaining Available Distribution Amount is insufficient to make the full distribution in clause (A) above, the Class M Liquidity Account Draw Amount, to the extent not already distributed to the Class M Certificateholders in clause (ii) above, if any, shall be available for such purpose;

                       (viii) to the Class M Certificateholders, an amount equal to any Unpaid Class M Principal Shortfall;

                        (ix) to the Class M Certificateholders, an amount equal to the excess, if any, of the Formula Principal Distribution Amount or the Class A/M Percentage of the Formula Principal Distribution Amount, as the case may be, over the amount due to be distributed pursuant to clause (vi) above, until the Class M Principal Balance has been reduced to zero;

                        (x) to the Class B-1 Certificateholders, (A) an amount equal to any (1) Class B-1 Liquidation Loss Interest Amount and (2) Class B-1 Unpaid Liquidation Loss Interest Shortfall, together with interest thereon, to the extent legally permissible, at the Class B-1 Pass-Through Rate and (B) to the extent that the remaining Available

         Distribution Amount is insufficient to make the full distribution in clause (A) above, the Class B-1 Liquidity Account Draw Amount, to the extent not already distributed to the Class B-1 Certificateholders in clause (iii) above, if any, shall be available for such purpose;

                       (xi) to the Class B-1 Certificateholders, an amount equal to any Unpaid Class B-1 Principal Shortfall;

                       (xii) to the Class B-1 Certificateholders, (A) if the Class B Cross-over Date has occurred and if the Class B Principal Distribution Tests are met for such Distribution Date or (B) if each of the Class A Principal Balance and the Class M Principal Balance has been or is reduced to zero on or before such Distribution Date, an amount equal to the excess, if any, of the Formula Principal Distribution Amount over the amount to be distributed pursuant to clauses (vi) and (ix) above, until the Class B-1 Principal Balance has been reduced to zero;

                       (xiii) to the Class B-2 Certificateholders, (A) an amount equal to any (1) Class B-2 Liquidation Loss Interest Amount and (2) Class B-2 Unpaid Liquidation Loss Interest Shortfall, together with interest thereon, to the extent legally permissible, at the Class B-2 Pass-Through Rate and (B) to the extent that the remaining Available Distribution Amount is insufficient to make the full distribution in clause (A) above, the Class B-2 Liquidity Account Draw Amount, to the extent not already distributed to the Class B-2 Certificateholders in clause (iv) above, if any, shall be available for such purpose;

                       (xiv) to the Class B-2 Certificateholders, an amount equal to any Unpaid Class B-2 Principal Shortfall;

                       (xv) to the Class B-2 Certificateholders, (A) if the Class B Cross-over Date has occurred for such Distribution Date, the Class B Principal Distribution Tests are met for such Distribution Date and the Class B-1 Certificate Principal Balance has been or is reduced to zero on or prior to such Distribution Date or (B) if the Certificate Principal Balance of each Class of Class A Certificates, Class M Certificates and Class B-1 Certificates has been or is reduced to zero on or prior to such Distribution Date, an amount equal to the excess, if any, of the Formula Principal Distribution Amount over the amount due to be distributed pursuant to clauses (vi), (ix) and (xii) above, until the Class B-2 Principal Balance has been reduced to the Class B-2 Floor Amount;

                       (xvi) to the Reserve Fund, any remaining Available Distribution Amount until the amount on deposit therein, after giving effect to all withdrawals therefrom to be made in connection with such Distribution Date, equals the Reserve Fund Requirement;

                       (xvii) to the Class M Liquidity Account, any remaining Available Distribution Amount until the amount on deposit therein, after giving effect to any Class M


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
         Liquidity Account Draw Amount made with respect to such Distribution Date, equals the Class M Liquidity Account Requirement for the immediately succeeding Distribution Date;

                       (xviii) to the Class B-1 Liquidity Account, any remaining Available Distribution Amount until the amount on deposit therein, after giving effect to any Class B-1 Liquidity Account Draw Amount made with respect to such Distribution Date, equals the Class B-1 Liquidity Account Requirement for the immediately succeeding Distribution Date;

                       (xix) to the Class B-2 Liquidity Account, any remaining Available Distribution Amount until the amount on deposit therein, after giving effect to any Class B-2 Liquidity Account Draw Amount made with respect to such Distribution Date, equals the Class B-2 Liquidity Account Requirement for the immediately succeeding Distribution Date;

                        (xx) to the Class A-1 Final Distribution Account, any remaining Available Distribution Amount until the amount on deposit therein equals the Class A-1 Final Distribution Account Requirement for the immediately succeeding Distribution Date;

                       (xxi) if the related Distribution Date is on or after the Class A-1 Final Distribution Date and the Class A-1 Certificate Principal Balance has not been reduced to zero prior to such Distribution Date or on such Distribution Date pursuant to clause (v) or (vi)(1) above, then to the Class A-1 Certificateholders an amount equal to the lesser of (a) the amount on deposit in the Class A-1 Final Distribution Account and (b) the Class A-1 Certificate Principal Balance; and

                       (xxii) to the holder of the Class R Certificate, any remainder.

Notwithstanding the prioritization of the distribution of the Formula Principal Distribution Amount pursuant to clause (vi) above, (a) on and after the Distribution Date, if any, on which a Deficiency Event occurs, the Available Distribution Amount remaining after making the distributions required by clauses
(i) through (v) above will be applied to distribute the Formula Principal Distribution Amount on the Class A Certificates pro rata in accordance with the Principal Balance of each such Class of Class A Certificates until the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Principal Balances have been reduced to zero; and (b) the aggregate amounts distributed to Certificateholders of each Class of Certificates on account of principal shall not exceed the Original Principal Balance of such Class of Certificates. Distributions to the Certificateholders shall be made such that the Trustee shall distribute to each Certificateholder as of the related Record Date an amount equal to, in the case of (A) the Class A Certificates, the product of the aggregate Percentage Interest evidenced by such Certificateholder's Class A Certificates and the Class A-1, Class A- 2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Distribution Amount, as the case may be, for such Distribution Date, (B) the Class M Certificates, the product of the aggregate Percentage Interest evidenced by such Certificateholder's Class M Certificates and the Class M Distribution Amount for such Distribution Date, (C) the Class B Certificates, the product


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
of the aggregate Percentage Interest evidenced by such Certificateholder's Class B Certificates and the Class B-1 or B-2 Distribution Amount, as the case may be, for such Distribution Date and (D) the Class R Certificates, the entire amount distributable in respect thereof on such Distribution Date.

         The Trustee shall pay each Certificateholder of record by check mailed to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register; provided that (i) so long as DTC or its nominee is the Depository, or (ii) if neither DTC nor its nominee is the Depository and such Certificateholder holds Certificates with original denominations aggregating at least $5 million and has given the Trustee appropriate written instructions at least five Business Days prior to the related Record Date (which instructions, until revised, shall remain operative for all Distribution Dates thereafter), the Trustee shall pay such Certificateholder by wire transfer of funds. If on any Determination Date the Servicer determines that there are no Contracts Outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Servicer promptly shall instruct the Trustee to send the final distribution notice to each Certificateholder and make provision for the final distribution in accordance with Section 11.01(b). Final payment of any Certificate shall be made only upon presentation of such Certificate at the office or agency of the Certificate Registrar.

         (b) On each Distribution Date, the Trustee shall withdraw from the Certificate Account any aggregate Repossession Profits for such Distribution Date and distribute such amount to the holders of the Class R Certificates. Such distribution shall be made by a means that is mutually acceptable to the Trustee and the holder of the Class R Certificate.

         (c) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the related Certificates. Neither the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the forms of the Certificates as set forth as Exhibits.

         Section 6.02.  Withdrawals from the Certificate Account.

         (a) The Servicer may, from time to time as provided herein, make withdrawals or the Trustee shall make such withdrawals at the request of the Servicer to be made from the Certificate Account of amounts deposited therein pursuant to Section 6.04 that are attributable to the Contracts for the following purposes:



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
                         (i) to pay to the Seller with respect to each Repurchased Contract in respect thereof all amounts received thereon that are specified in such Section to be property of the Seller;

                        (ii) to reimburse itself for the payment of Taxes out of Liquidation Proceeds (to the extent not previously retained from such Liquidation Proceeds prior to their deposit) or out of payments expressly made by the related Obligor to reimburse the Servicer for such Taxes, as permitted by Section 5.06;

                       (iii)    to pay to itself the Monthly Servicing Fee;

                        (iv) to reimburse itself or a previous Servicer out of Liquidation Proceeds (to the extent not previously retained from Liquidation Proceeds prior to their deposit in the Certificate Account) in respect of a Manufactured Home and out of payments by the related Obligor (to the extent of payments expressly made by the Obligor to reimburse the Servicer for insurance premiums) for expenses incurred by it in respect of such Manufactured Home that are specified as being reimbursable to it pursuant to Section 5.07, 5.08 or 5.11 or to a previous Servicer under Section 8.08;

                         (v) to reimburse itself for any Nonrecoverable Advance or Advances in accordance with Section 6.03(c) or 6.03(b) and for Advances in respect of Liquidated Contracts in accordance with Section 6.03(c);

                        (vi) after the Class B Principal Balance has been reduced to zero, to reimburse the Depositor for expenses incurred and reimbursable to it pursuant to Section 8.06; and

                       (vii) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein (including any collections on the Contracts that, pursuant to Section 2.01, are not part of the Trust Fund).

         (b) Since, in connection with withdrawals pursuant to Section 6.02(a)(i), (a)(ii) and (a)(iv), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clauses.

         Section 6.03.  Advances.

         (a) By the close of business on each Deposit Date the Servicer shall deposit in the Certificate Account, out of its own funds, an amount equal to the Advance.

         (b) On each Distribution Date, the Servicer shall reimburse itself for the Outstanding Amount Advanced to the extent of actual collections of late scheduled payments on the related Contracts.




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
         (c) If the Servicer determines that any Advance made pursuant to
Section 6.03(a) has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Certificate Account for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced.

         Section 6.04. Establishment of and Deposits in Certificate Account.

         (a) On or before the Closing Date, the Trustee shall establish and thereafter maintain, one or more Certificate Accounts which are Eligible Accounts, in the form of separate custodial accounts, titled "Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1 (Credit Suisse First Boston Mortgage Securities Corp., Depositor) in trust for the Trustee". The Trustee shall cause monies in the Certificate Account to be invested in Eligible Investments selected by the Depositor, which shall mature or, in the case of a money market fund, be redeemed not later than the Deposit Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Certificate Account, then such Eligible Investments shall mature or, in the case of a money market fund, be redeemed not later than the related Distribution Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee. The Depositor shall select such Eligible Investments so as to achieve the following objectives in the order stated: (i) preservation of principal values and (ii) maximization of income. If an instrument or account ceases to meet the requirements of an Eligible Investment or Eligible Account, the Trustee shall cause all monies in such investment and account to be withdrawn and deposited in an Eligible Investment (which Eligible Investment shall be selected by the Servicer) or Eligible Account, as the case may be, within 20 Business Days of the occurrence of such investment or account ceasing to meet such requirements. All net income and gain realized from any such investments, to the extent provided by this Agreement, shall be added to the Certificate Account.

         (b) So long as AHFSI is the Servicer, the long-term unsecured debt of ACONA is rated at least A2 from Moody's or A from Standard & Poor's and the short-term unsecured debt of ACONA is rated at least P-1 from Moody's or A-1 from Standard & Poor's, the Servicer shall deposit in the Certificate Account not later than the close of business on each Deposit Date the following amounts (net of all amounts the Servicer, if AHFSI is acting as Servicer, would be entitled to withdraw therefrom pursuant to Section 6.02) in respect of the related Distribution Date and Due Period:

                         (i) all amounts received from Obligors with respect to principal of and interest on the Contracts;

                         (ii) all Net Liquidation Proceeds and the proceeds of the disposition of REO Properties;

                         (iii) all amounts required to be deposited by the Seller pursuant to Section 3.05(a);

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
                         (iv) all Advances pursuant to Section 6.03;

                         (v) deductible amounts in respect of Hazard Insurance Policies pursuant to Section 5.08(b) and, to the extent provided in
         Section 5.09(a), amounts collected by the Servicer under Hazard Insurance Policies; and

                         (vi) all Reserve Fund Draw Amounts required to be withdrawn from the Reserve Fund pursuant to Section 6.05.

         Notwithstanding the foregoing, if AHFSI is acting as Servicer, the ratings of the debt obligations of ACONA do not satisfy all of the foregoing requirements or the Guaranty is no longer in effect, the Servicer shall make the deposits described above within two Business Days of receipt thereof.

         Section 6.05. Reserve Fund.

         (a) On or before the Closing Date, the Trustee shall establish and shall thereafter maintain the Reserve Fund, which shall be an Eligible Account, in the form of a custodial account. The Seller shall deposit into the Reserve Fund the Initial Reserve Fund Deposit Amount. The Reserve Fund shall be in the name of the Trustee, or shall be designated in a manner that reflects that all monies on deposit therein are held in trust for the benefit of the Trustee. The Trustee shall invest all funds on deposit in the Reserve Fund in Eligible Investments selected by the holders of a majority in interest (by Percentage Interest) of the Class R Certificates, which shall be subject to the maturity requirements and investment criteria of Eligible Investments pursuant to Section 6.04(a). All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investments shall be added to the Reserve Fund. To the extent the Reserve Fund exceeds the Reserve Fund Requirement, the excess on deposit therein shall be payable by the Trustee first to the Class M Liquidity Account up to the Class M Liquidity Account Requirement, second to the Class B-1 Liquidity Account up to the Class B-1 Liquidity Account Requirement, third to the Class B-2 Liquidity Account up to the Class B-2 Liquidity Account Requirement, fourth to the Class A-1 Final Distribution Account up to the Class A-1 Final Distribution Account Requirement and fifth to the Class R Certificateholders. The Reserve Fund is an asset of the REMIC and any amounts remaining in the Reserve Fund after all payments are made on the Certificates will be distributed to the holders of the Class R Certificates.

         (b) No later than the close of business on each Deposit Date, after giving effect to the distribution of the Available Distribution Amount pursuant to Section 6.01(a), the Trustee shall, based on information in the related Monthly Report, withdraw from the Reserve Fund and deposit to the Certificate Account the amount of the Reserve Fund Draw Amount, if any, for such Distribution Date. Such monies will be applied on the Certificates pursuant to
Section 6.01(a).

         (c) On the final Distribution Date, after giving effect to all distributions to be made on the Certificates, any amount remaining on deposit in the Reserve Fund will be distributed to the Class R Certificateholders in accordance with their respective Percentage Interests.

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
         Section 6.06. Liquidity Accounts.

         (a) On or before the Closing Date, the Trustee shall establish and shall thereafter maintain the Liquidity Accounts, each of which shall be an Eligible Account, in the form of custodial accounts. Each Liquidity Account shall be in the name of the Trustee, or shall be designated in a manner that reflects that all monies on deposit therein are held in trust for the benefit of the Trustee. The Trustee shall invest all funds on deposit in each Liquidity Account in Eligible Investments selected by the holders of a majority in interest (by Percentage Interest) of the Class R Certificates, which shall be subject to the maturity requirements and investment criteria of Eligible Investments pursuant to Section 6.04(a). All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investments shall be added to the related Liquidity Account. Each Liquidity Account is an asset of the REMIC and any amounts remaining in a Liquidity Account after all distributions have been made to the related Class of Certificates will be distributed to the holders of the Class R Certificates.

         (b) No later than the close of business on each Deposit Date, after giving effect to the distribution of the Available Distribution Amount pursuant to Section 6.01(a), the Trustee shall, based on information in the related Monthly Report, withdraw from each Liquidity Account and deposit into the Certificate Account the amount of the related Class Liquidity Account Draw Amount, if any, for such Distribution Date. Such monies will be applied on the Class M and Class B Certificates pursuant to Section 6.01(a).

         (c) On the Distribution Date on which the Principal Balance of a Class of Subordinate Certificates is reduced to zero (or the related Liquidity Account Requirement has been met), any monies on deposit in the related Liquidity Account (or any monies on deposit in such Liquidity Account in excess of the related Liquidity Account Requirement), after giving effect to any withdrawals therefrom made with respect to such Distribution Date, will be deposited into the other Liquidity Accounts based on the priority of the related Classes of Subordinate Certificates, with any remaining amounts being distributed, first, to the Class A-1 Final Distribution Account and then to the Class R Certificateholders.

         (d) On the final Distribution Date, after giving effect to all distributions to Certificateholders to be made on the Certificates, any amount remaining on deposit in each Liquidity Account will be distributed to the Class R Certificateholders in accordance with their respective Percentage Interests.

         (e) Notwithstanding any other provision of this Section, funds shall be withdrawn from the Liquidity Accounts on a first in, first out basis.

         Section 6.07. Class A-1 Final Distribution Account.

         (a) On or before the Closing Date, the Trustee shall establish and shall thereafter maintain the Class A-1 Final Distribution Account, which shall be an Eligible Account, in the form of a custodial account. The Class A-1 Final Distribution Account shall be in the name of the Trustee, or shall be designated in a manner that reflects that all monies on deposit

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therein are held in trust for the benefit of the Trustee. The Trustee shall invest all funds on deposit in the Class A-1 Final Distribution Account in Eligible Investments selected by the holders of a majority in interest (by Percentage Interest) of the Class R Certificates, which shall be subject to the maturity requirements and investment criteria of Eligible Investments pursuant to Section 6.04(a). All such Eligible Investments shall be made in the name of the Trustee. All net income and gain realized from any such investments shall be added to the Class A-1 Final Distribution Account. The Class A-1 Final Distribution Account is an asset of the REMIC and any amounts remaining in the Class A-1 Final Distribution Account on the earlier to occur of the Distribution Date on which the Class A-1 Principal Balance is reduced to zero or the Class A-1 Final Distribution Date (after giving effect to any withdrawals therefrom made in respect of the Class A-1 Final Distribution Date) will be distributed to the Holders of the Class R Certificates.

         (b) If the Class A-1 Principal Balance has not been reduced to zero by the Class A-1 Final Distribution Date, no later than the close of business on the related Deposit Date, the Trustee shall, based on information in the related Monthly Report, withdraw from the Class A-1 Final Distribution Account and deposit into the Certificate Account the amount of the Class A-1 Final Distribution Account Draw Amount. Such monies will be applied to reduce the Class A-1 Principal Balance to zero pursuant to of Section 6.01(a)(xxi).

         (c) On each Distribution Date on which the amount of funds on deposit in the Class A-1 Final Distribution Account exceeds the Class A-1 Final Distribution Account Requirement, the amount of such excess will be distributed to the Class R Certificateholders.

         (d) Notwithstanding any other provision of this Section, funds shall be withdrawn from the Class A-1 Final Distribution Account on a first in, first out basis.

         Section 6.08. Transfer of Certificate Account, Reserve Fund, Class A-1 Final Distribution Account and Liquidity Accounts. The Trustee may transfer the Certificate Account, Reserve Fund, Class A-1 Final Distribution Account and any Liquidity Account to a different depository institution from time to time, so long as the Certificate Account, the Reserve Fund, the Class A-1 Final Distribution Account or any Liquidity Account, as the case may be, remains an Eligible Account. The Trustee shall give notice of any transfer to the other parties hereto and to each Rating Agency prior to such transfer.

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                                  ARTICLE SEVEN

                                     REPORTS

         Section 7.01. Monthly Reports. Not later than 1:00 p.m., Eastern Standard Time, on each Determination Date, the Servicer shall cause the Trustee to receive a "Monthly Report," which shall include with respect to the related Distribution Date and Due Period, (i) all information necessary for the Trustee to send statements to Certificateholders pursuant to Section 7.06(a), (ii) the Class R Distribution Amount, if any, (iii) the Average Sixty-Day Delinquency Ratio, the Average Thirty-Day Delinquency Ratio and the Current Realized Loss Ratio, (iv) the aggregate unpaid principal balance and number of cumulative repossessions, (v) the amount of Cumulative Realized Losses and (vi) any additional information required to permit the Trustee to make the distributions required by Section 6.01(a). The Trustee shall not be under any duty to recalculate or verify the information provided to it in any Monthly Report. The Servicer shall provide copies of all Monthly Reports to each Rating Agency.

         Section 7.02. Servicer's Certificate. Each Monthly Report shall be accompanied by a Servicer's Certificate, which shall, among other things, certify the accuracy of the Monthly Report and that no Event of Default or event that with notice or lapse of time or both would become an Event of Default has occurred, or if such event has occurred and is continuing, specify the event and its status.

         Section 7.03. Other Data. Upon the receipt of a request therefor from the Trustee, the Servicer shall furnish the Trustee with such date regarding the Contracts and the servicing thereof as may reasonably be requested.

         Section 7.04. Annual Statement as to Compliance. The Servicer will deliver to the Depositor, the Trustee and each Rating Agency on or before April 30 of each year, beginning with the first April 30 that occurs at least three months after the Cut-off Date, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year (or since the Closing Date in the case of the first such Officer's Certificate) and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or since the Closing Date in the case of the first such Officer's Certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         Section 7.05. Annual Independent Public Accountants' Servicing Report. On or before April 30 of each year, beginning with the first April 30 that occurs at least three months after the Cut-off Date, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Depositor, the Trustee and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of the Contracts under this Agreement and that, on the basis of such examination conducted substantially in compliance with this Agreement (or such other agreements) and generally

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
accepted auditing standards, nothing came to the attention of such firm that caused such firm to believe that there were any exceptions or errors in the records relating to Contracts serviced by the Servicer, insofar as such exceptions or errors relate to accounting matters. For purposes of such statement, such firm may assume conclusively that all pooling and servicing agreements among the Depositor, the Servicer and the Trustee relating to certificates evidencing an interest in manufactured housing contracts are substantially similar to one another except for any such pooling and servicing agreement which by its terms specifically states otherwise.

         Section 7.06. Statements to Certificateholders.

         (a) Concurrently with each distribution to Certificateholders pursuant to Article Six, the Trustee shall mail, or cause the Paying Agent to mail, to each Certificateholder at the address appearing on the Certificate Register a statement as of the related Distribution Date and Due Period prepared by the Servicer setting forth:

                    (i) the Distribution Amount with respect to each Class of Certificates, separately identifying the portion thereof which constitutes principal and interest;

                    (ii) the aggregate amount of any Liquidation Loss Amount, Liquidation Loss Interest Amount, Unpaid Liquidation Loss Interest Shortfall and Unpaid Certificate Principal Shortfall in respect of each Class of Certificates;

                    (iii) the Reserve Fund Draw Amount and each Liquidity Account Draw Amount, if any, and the amount on deposit in the Reserve Fund and each Liquidity Account, after giving effect to all deposits therein and withdrawals therefrom on or relating to the related Distribution Date;

                    (iv) the Class A-1 Final Distribution Account Draw Amount, if any, the amount on deposit in the Class A-1 Final Distribution Account, after giving effect to all deposits therein and withdrawals therefrom on or relating to the related Distribution Date and, for all Distribution Dates subsequent to the Class A-1 Final Distribution Date, the Class A-1 Unreimbursed Final Distribution Account Draw Amount;

                    (v) the Principal Balance of each Class of Certificates and the Adjusted Principal Balance of the Class M Certificates and each Class of Class B Certificates, after giving effect to the payment of principal to be made on such Distribution Date;

                    (vi) the total amount of fees payable from the Trust Fund on such Distribution Date;

                    (vii) the number of and aggregate unpaid principal balance of Contracts with payments delinquent 30 to 59, 60 to 89 and 90 or more days, respectively;

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
                    (viii) the number of and aggregate unpaid principal balance of Contracts relating to Manufactured Homes that were repossessed since the immediately preceding Distribution Date;

                   (ix) the number of and aggregate unpaid principal balance of Contracts (other than Liquidated Contracts) relating to Manufactured Homes that were repossessed remaining in the Trust Fund on such Distribution Date;

                    (x) the Pool Factor for each Class of Certificates after giving effect to the payment of principal to be made on such Distribution Date; and

                   (xi) such other customary factual information as is available to the Servicer as the Servicer deems necessary and can be obtained reasonably from its existing data base to enable Certificateholders to prepare their tax returns.

         Within a reasonable period of time after the end of each calendar year, subject to the next sentence, but in no event later than 90 days after the end of such year, the Servicer shall prepare and furnish to the Trustee, and the Trustee, promptly upon receipt, shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, a statement containing the information set forth in clauses (i) and (ii) above, in the case of Class A, Class M and Class B Certificateholders, and (v), (vi) and (vii) above, in the case of Holders of Subordinated Certificates, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time in force.

         (b) If AHFSI is not holder of the Class R Certificates, on each Distribution Date the Servicer shall forward or cause to be forwarded by mail to each holder of Class R Certificates (i) a copy of the report sent to Certificateholders on such Distribution Date pursuant to Section 7.06(a) and
(ii) a statement setting forth the amount of the distribution to the holders of the Class R Certificates, together with such other information as the Servicer deems necessary or appropriate.

         Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was a holder of Class R Certificates a statement containing the applicable distribution information provided pursuant to this Section aggregated for such calendar year or applicable portion thereof during which such Person was a holder of the Class R Certificates. Such obligation shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code.

         (c) A Certificateholder holding (or Certificate Owner owning beneficial interests in) Certificates of a Class representing in the aggregate at least 5% of the Percentage Interest of such Class shall, upon written request to the Trustee, be entitled to receive copies of all reports provided to the Trustee.

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         Section 7.07. Annual Opinion of Counsel. Within 120 days after the beginning of each calendar year, the Servicer shall furnish to the Trustee an Opinion of Counsel that such actions have been taken with respect to the maintenance of the Certificateholders' interests in the Trust Fund.

         Section 7.08. Other Reports. The Servicer shall file on behalf of the Trust all reports required to be filed with the Securities and Exchange Commission or any exchange or association of securities dealers pursuant to the Securities Exchange Act of 1934, as amended, or any rules and regulations promulgated thereunder.

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                                  ARTICLE EIGHT

                   INDEMNITIES; THE DEPOSITOR AND THE SERVICER

         Section 8.01. Liabilities to Obligors. No liability to any Obligor under any of the Contracts arising out of any act or omission to act of the Seller or the Servicer in servicing the Contracts prior to the Closing Date is intended to be assumed by any other party hereto, or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, each party hereto and the Certificateholders expressly disclaim such assumption.

         Section 8.02. Tax Indemnification. The Seller agrees to pay, and to indemnify, defend and hold harmless the Trust Fund, the Trustee, the Certificate Registrar, the Paying Agent, the Depositor and the Certificateholders from any Taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts from the Seller to the Depositor and from the Depositor to the Trust Fund, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license Taxes (but not including any income or franchise Taxes or federal, state or other Taxes arising out of the creation of the Trust Fund and the issuance of the Certificates or distributions with respect thereto) and costs, expenses and reasonable counsel fees in defending against the same.

         Section 8.03. Servicer's Indemnities. The Servicer shall defend and indemnify the Trust Fund, the Trustee, the Certificate Registrar, the Paying Agent, the Depositor and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from third party claims or actions in respect of any action taken or failed to be taken by the Servicer with respect to any Contract, Manufactured Home or Mortgaged Property and any failure by the Servicer to perform its obligations in compliance with this Agreement. This indemnity shall survive any Event of Default (but the obligations of the Servicer under this Section shall not relate to any actions of any subsequent Servicer after an Event of Default) and any payment of the amount owing under, or any repurchase by the Seller of, any such Contract.

         Section 8.04. Operation of Indemnities. Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trustee will repay such amounts collected to the Seller or the Servicer, as the case may be, together with any interest collected thereon.

         Section 8.05. Merger or Consolidation of the Depositor, the Seller or the Servicer. The Seller and the Servicer will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect

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the validity and enforceability of this Agreement, the Certificates or any of the Contracts and to perform its duties under this Agreement.

         Any person into which the Depositor, the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which any such entity shall be a party, or any Person succeeding to the business of any such entity, shall be the successor of the Depositor, the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy
Section 8.08(a)(ii) with respect to the qualifications of a successor to the Servicer. The Seller, the Depositor and the Servicer shall promptly notify each Rating Agency of any such merger, conversion or consolidation to which it is a party.

         Section 8.06. Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such individual against any liability that would otherwise be imposed by reason of its willful misconduct, bad faith or negligence. The Depositor and any of its directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which arises under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Certificate Account and the Depositor shall be entitled to be reimbursed therefor out of monies on deposit in the Certificate Account as provided by Section 6.02(a)(vi); provided that such reimbursement shall be made, from time to time on one or more Distribution Dates, only out of the Available Distribution Amount that remains after the distributions to the Certificateholders on such Distribution Date have been made.

         Section 8.07. Assignment by Servicer. The Servicer may, with the prior written consent of the Depositor and notice to each Rating Agency, assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is satisfactory to the Trustee and the Depositor, in their sole and reasonable judgment, such Person is willing to service the Contracts and such Person executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that such assignment and delegation will not cause any Rating Agency to qualify, downgrade or withdraw its then-current rating of any Rated

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Certificates, as evidenced by a letter from each Rating Agency. In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

         Section 8.08. Successor to the Servicer.

         (a) In connection with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 9.01, the Trustee shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement (except any liability or responsibility for any act or omission that arose prior to the Servicer's termination and the duty to pay and indemnify the Trustee pursuant to Section 10.05), or (ii) appoint a successor acceptable to the Depositor, which shall have a net worth of not less than $10 million and shall have serviced for at least one year prior to such appointment a portfolio of not less than $100 million aggregate principal amount of manufactured housing installment sales contracts and/or installment loans and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement (except that the duty to pay and indemnify the Trustee pursuant to Section 10.05 shall be subject to negotiation at the time of such appointment). If the Trustee becomes the successor to the Servicer in accordance with this Section, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint or petition a court of competent jurisdiction to appoint, a successor satisfying the requirements in clause (ii) above. In connection with any appointment of a successor Servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree or such court shall determine; provided, however, that no such compensation shall be in excess of a monthly amount equal to 1/12 of the product of 1.25% and the Pool Balance for the Distribution Date in respect of which such compensation is being paid without the consent of all of the Certificateholders and notice to each Rating Agency. If the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 8.07 or 9.01, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, shall cooperate with the Trustee and any successor Servicer in effecting the termination of its responsibilities and rights hereunder and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The assignment by the Servicer pursuant to Section 8.07 or removal of the Servicer pursuant to
Section 9.01 shall not become effective until a successor Servicer shall be appointed pursuant to this Section and shall in no event relieve the Seller of liability pursuant to Sections 3.05 and 10.05. Nothing herein shall be construed to impose any obligation of the Seller upon the Trustee or any successor to the Servicer under any circumstances.

         (b) Any successor Servicer appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor Servicer shall become fully vested with all the rights, powers,

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
duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any assignment by or termination of the Servicer pursuant to Section 8.07 or
9.01 or the termination of this Agreement pursuant to Section 11.01 shall not affect any claims that the Trustee may have against the Servicer arising prior to any such termination or resignation.

         The Servicer shall timely deliver to the successor Servicer the funds in the Certificate Account, the Reserve Fund, the Class A-1 Final Distribution Account and the Liquidity Accounts and all Contract Files, Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as reasonably may be required to more fully and definitely vest and confirm in the successor Servicer all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer. Without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, transfer instruments in respect of certificates of title and financing statements relating to the Manufactured Homes), and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination.

         Upon a successor's acceptance of appointment as successor Servicer, the Trustee shall notify in writing the Certificateholders of such appointment.

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                                  ARTICLE NINE

                                     DEFAULT

         Section 9.01. Events of Default. If any one or more of the following events (each, an "Event of Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any deposit or payment, or to remit to the Trustee any payment, required to be made under the this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor or to the Servicer, the Trustee and the Depositor by the Holders of Certificates evidencing Fractional Interests aggregating not less than 25%;

                  (b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Trustee and the Depositor by the Holders of Certificates evidencing Fractional Interests aggregating not less than 25%;

                  (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a trustee, conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days;

                  (d) the Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                  (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of any of the foregoing;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates evidencing Fractional Interests aggregating not less than 51% by notice in writing to the Servicer shall, terminate all the rights and obligations of the Servicer under this Agreement

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and in, to and under the Contracts and the proceeds thereof. The Trustee shall send a copy of any such notice to each Rating Agency. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 8.08. Upon the occurrence of an Event of Default which shall not have been remedied, the Trustee may also pursue whatever rights it may have at law or in equity to damages, including injunctive relief and specific performance. The Trustee will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Holders of Certificates unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur.

         Section 9.02. Waiver of Defaults. The Holders of a majority of outstanding Certificates may waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required remittance to the Trustee for distribution on any of the Certificates may be waived only by the affected Certificateholders. Notwithstanding the foregoing, except in the case of a default by the Servicer in the making of any required remittance to the Trustee for distribution on any of the Certificates, the Trustee may waive a default by the Servicer if and so long as the Trustee in good faith determines that such waiver is in the interests of the Holders of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         Section 9.03. Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or an entity appointed pursuant to Section 8.08(a)(ii) shall be the successor in all respects to the Servicer as provided in Section 8.08.

         Section 9.04. Notification to Certificateholders.

         (a) Upon any such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

         (b) Within 60 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Holders of Certificates, notice of such Event of Default unless such Event of Default shall have been cured or waived.

         Section 9.05. Effect of Transfer.

         (a) After a transfer of servicing duties to a successor Servicer pursuant to Section 8.05, 8.07, 8.08 or 9.01, (i) the Trustee or such successor Servicer may notify Obligors to make payments that are due under the Contracts after the effective date of the transfer of servicing duties directly to the successor Servicer and (ii) the replaced Servicer shall have no

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further obligations with respect to the management, administration, servicing or collection of the Contracts but, in the case of a transfer pursuant to Section
8.08 or 9.01, shall remain liable for any liability of the Servicer hereunder and shall remain entitled to any compensation due the Servicer that had already accrued prior to such transfer.

         (b) A transfer of servicing duties to a successor Servicer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer pursuant to Article Eight) other than those relating to the management, administration, servicing or collection of the Contracts.

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                                   ARTICLE TEN

                                   THE TRUSTEE

         Section 10.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are set forth specifically in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs, except if it is acting as Servicer, in which case it shall use the same degree of care and skill as is required of the Servicer.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are required specifically to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                    (i) prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                   (ii) the Trustee shall not be liable personally for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable personally with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing Fractional Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

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                  (iv) No provision of this Agreement shall be construed to
         require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties as Trustee hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (v) No provision of this Agreement shall be construed to hold the Trustee accountable for any duty of the Servicer, or for the acts or omissions of the Servicer, until such time as the Trustee may be required to act as Servicer pursuant to Section 9.03.

         Section 10.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.01:

                  (a) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) the Trustee may consult with counsel and any written advise of its counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (c) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificate- holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and, unless it is acting as Servicer, to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) the Trustee shall not be liable personally for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order,

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
         approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates evidencing Fractional Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding, and the reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholders requesting the investigation;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians; and

                  (g) the Servicer shall deliver a power of attorney to the Trustee in connection with the execution and delivery of this Agreement for the purpose of conferring upon the Trustee such authority as it may need to perform the duties of Trustee expressly set forth herein; no additional duties or obligations shall be conferred upon the Trustee by its acceptance of such power of attorney.

         Section 10.03. Trustee Not Liable for Certificates or Contracts. The recitals contained herein and in the Certificates (other than the certificate of authentication of the Certificates) shall be taken as the statements of the Depositor, the Seller or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement, the Certificates (other than the certificate of authentication of the Certificates), the Sale and Purchase Agreement or of any Contract or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Seller or the Servicer of any of the Certificates or of the proceeds thereof, or for the use or application of any funds paid to the Depositor, the Seller or the Servicer in respect of the Contracts or deposited in or withdrawn from the Certificate Account, the Reserve Fund, the Class A-1 Final Distribution Account or the Liquidity Accounts by the Depositor, the Seller or the Servicer.

         Section 10.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto with the same rights it would have if it were not Trustee.

         Section 10.05. Servicer to Pay Fees and Expenses of Trustee. The Servicer covenants and agrees to pay, from its own funds, to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay (out of its own funds (except at such times that the Trustee is acting as successor Servicer hereunder)) or reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements

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and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement and the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee in connection with the appointment of an office or agency pursuant to Section 10.11, except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Servicer also covenants and agrees to indemnify (out of its own funds (except at such times that the Trustee is acting as successor Servicer hereunder)) the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee arising out of or in connection with the acceptance or administration of the trust created by this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The covenants in this Section shall be for the benefit of the Trustee in its capacity as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive removal or resignation of the Trustee or the termination of this Agreement.

         Section 10.06. Eligibility Requirements for Trustee. There shall at all times be a Trustee hereunder which shall be either (i) First Chicago or any other Person into which First Chicago is merged or consolidated or to which all or substantially all of the properties and assets of First Chicago are transferred as an entirety, provided that such other Person has accepted appointment as Trustee under this Agreement in accordance with Article Ten, and that such entity is authorized to exercise corporate trust powers under the laws of the United States or any State and has all necessary trust powers to perform its obligations hereunder, or (ii) a corporation or banking association organized and doing business under the laws of the United States or any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50 million, subject to supervision or examination by federal or state authority and is not an Affiliate of the Servicer. If the corporation or banking association referred to in clause (ii) above publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 10.07. Resignation and Removal of the Trustee. The Trustee at any time may resign and be discharged from the trusts hereby created by giving written notice thereof to the other parties hereto and each Rating Agency. Upon receiving such notice of resignation, the Depositor promptly shall appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

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         If at any time the Trustee shall cease to be eligible in accordance with Section 10.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         The Holders of Class A Certificates or, if the Class A Principal Balance is zero, Class M and Class B Certificates, evidencing Percentage Interests aggregating more than 50% of the Class A Certificates or the Class M and Class B Certificates, voting together as a single class, as the case may be, may remove the Trustee at any time and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Certificateholders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to this Section shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 10.08.

         Section 10.08. Successor Trustee. Any successor Trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall execute and deliver such instruments and do such other things as reasonably may be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under Section 10.06.

         Upon acceptance of appointment by a successor Trustee as provided in this Section, the Depositor shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register, to the Servicer and to each Rating Agency. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Depositor.

         Section 10.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party,

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or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 10.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of (i) meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may be located at the time or (ii) meeting any legal requirements with respect to the holding of the Contracts or the Manufactured Homes, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts, as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 10.06 and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under the law of any jurisdiction in which any particular act or acts are to be performed or any regulation applicable to any of the Contracts (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, appoint the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any

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lawful act under or in respect of this Agreement on its behalf and in its name.
If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Nothing in this Section shall relieve the Trustee of its duties, obligations or liabilities under this Agreement.

         Section 10.11. Appointment of Office or Agency. The Trustee will appoint an office or agency in New York, New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office, for the purpose of keeping the Certificate Register. The Certificate Register may be kept in an electronic form capable of printing out a hard copy of the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.10 where notices and demands to or upon the Trustee in respect of the Certificates may be served. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 10.12. REMIC Compliance. The parties intend that the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify it as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee shall, to the extent permitted by applicable law, act as agent, and is hereby appointed to act as agent, of the Trust Fund and shall on behalf of the Trust Fund: (i) prepare, file and present to the Trustee to sign, or cause to be prepared, filed and presented to the Trustee to be signed, all required federal tax returns for the Trust Fund, including, but not limited to, Form 1066 using a calendar year as the taxable year for the Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (ii) make an election, on behalf of the Trust Fund, to be treated as a REMIC on Form 1066 for its first taxable year, in accordance with the REMIC Provisions; (iii) cause to be prepared and forwarded to the Certificate- holders all information reports as and when required to be provided to them in accordance with the REMIC Provisions; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) above is then required by the REMIC Provisions in order to maintain the status of the Trust Fund as a REMIC, prepare, file and sign or distribute, or cause to be prepared and filed or distributed, such documents with or to such persons when and as required by the REMIC Provisions; and (v) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions. Pursuant to Section 4.09(a), the Servicer will serve as tax matters person for the Trust Fund pursuant to Temporary Treasury Regulations
Section 1.860F-4T(d) or serve as attorney-in-fact and agent for any person that is the tax matters person if the Servicer determines, in its discretion that it is not permitted under applicable law to serve as the tax matters person. If the Trustee determines, in its sole discretion, that it is not permitted by applicable law to perform any of the duties in the preceding sentences, the Servicer shall carry out such duties pursuant to the instructions of the Trustee and shall be compensated for such services pursuant to Section 10.05. The Servicer shall not knowingly or intentionally take any action (or knowingly or intentionally direct the

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Trustee to take or omit to take any action) or knowingly or intentionally omit to take any action (or knowingly or intentionally omit to direct the Trustee to take any action) if such action or omission (as the case may be) would cause the termination of the REMIC status of the Trust Fund. The Depositor and the Servicer shall cooperate with the Trustee or its agent for such purpose in supplying any information within their control (other than any confidential information) that is necessary to enable the Trustee to perform its duties under this Section.

         In the event that any Tax is imposed on the Trust Fund, such Tax shall be charged against amounts otherwise required to be distributed to the Holders of the Class R Certificates or against the Person causing the event to occur which resulted in the imposition of such tax. The Trustee is hereby authorized to retain, or cause the Paying Agent to retain, from amounts otherwise required to be distributed to the Holders of the Class R Certificates sufficient funds to pay or provide for the payment of, and to actually pay, or cause the Paying Agent to pay, such Tax as is legally owed by the Trust Fund (but such authorization shall not prevent the Trustee from contesting any such Tax in appropriate proceedings, and withholding payment of such Tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of any tax imposed on gain realized from any prohibited transaction (as defined in the REMIC Provisions), the Trustee is hereby authorized to and, upon the receipt of written notice of the existence of any tax liability, shall segregate, into a separate non-interest-bearing account, the net income from such prohibited transactions and pay, or cause the Paying Agent to pay, such Tax. In the event any (i) amounts initially retained from amounts required to be distributed to the Holders of the Class R Certificates and (ii) income so segregated and applied towards the payment of such Tax shall not be sufficient to pay such Tax in its entirety, the amount of the shortfall shall be the obligation of the Holders of the Class R Certificates. To the extent any such segregated income is paid to the Internal Revenue Service, the Trustee shall retain, or cause to be retained, an amount equal to the amount of such income so paid from future amounts otherwise required to be distributed to the Holders of the Class R Certificates and shall deposit such retained amounts in the Certificate Account for distribution to the Holders of Certificates other than the Class R Certificate.

         Except as provided in Section 3.05, the Trustee shall not sell any Contract or any other asset of the Trust Fund unless either (i) it has received an Opinion of Counsel to the effect that such sale will not result in the imposition of Taxes on "prohibited transactions" on the Trust Fund as defined in
Section 860F of the Code or (ii) the proceeds of such sale, net of any related Taxes on "prohibited transactions" on the Trust Fund as defined in Section 860F of the Code, will at least equal the Repurchase Price of such Contract.

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                                 ARTICLE ELEVEN

                                   TERMINATION

         Section 11.01. Termination.

         (a) The respective obligations and responsibilities of the Seller, the Depositor, the Servicer (except as to Section 10.05) and the Trustee shall terminate upon the earliest to occur of: (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Contract or the disposition of all property acquired upon repossession of any Contract and the remittance of all funds due hereunder; (ii) at the option of the Depositor or the Servicer, on any Distribution Date after the first Distribution Date as of which the Pool Balance is less than 10% of the Cut-off Date Pool Balance, upon the purchase of the Contracts at a price equal to the greater of (A) the sum of (1) 100% of the unpaid principal balance of each Contract (other than any Contract as to which the related Manufactured Home has been repossessed and not yet disposed of and whose fair market value is included pursuant to clause (2) below) as of the final Distribution Date, and (2) the fair market value of such acquired property (as determined by the Depositor or the Servicer, as the case may be, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to this Section), and (B) the aggregate fair market value (as determined by the Depositor or the Servicer, as the case may be, as of the close of business on such third Business Day) of all of the assets of the Trust Fund, plus, in the case of both clause (A) and (B), any Unpaid Interest Shortfall and Liquidation Loss Interest Amount with respect to any Class of Certificates, together with one month's interest at the applicable Contract Rate on the Contract Principal Balance of each Contract (including any Contract as to which the related Manufactured Home has been repossessed or foreclosed upon and not yet disposed of); or (iii) the sale by the Trustee of all Contracts pursuant to Section 11.02. Notwithstanding the foregoing, in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Notwithstanding the foregoing, the trust created hereby shall terminate on June 20, 2030. Notwithstanding the foregoing, the option specified in clause (ii) above shall not be exercisable if there will not be distributed to the Holders of Certificates of each Class an amount equal to the Principal Balance of such Class of Certificates, together with one month's interest on such Principal Balance at the related Pass-Through Rate and any Unpaid Interest Shortfall or Liquidation Loss Interest Amount with respect to such Class. The Servicer shall have the prior right to exercise the option to purchase the Contracts pursuant to clause (ii) above if both the Depositor and the Servicer desire to exercise such option.

         (b) Notice of any termination, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Servicer (if the Depositor is exercising the option given it in Section 11.01(a), upon direction by the Depositor given ten days prior to the date such notice is to be mailed) by letter to Certificateholders, the Trustee and each Rating Agency mailed no later than the 15th day of the month preceding the month of such final distribution specifying

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(i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Distribution Date will not be applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. After giving such notice, the Certificate Registrar shall not register the transfer or exchange of any Certificates. If such notice is given in connection with the Depositor's or the Servicer's election to purchase, the Depositor or the Servicer shall deposit in the Certificate Account on the Business Day prior to the applicable Distribution Date the amount described in Section 11.01(a)(ii). Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed, from funds in the Certificate Account, to Holders of Certificates of each Class, in proportion to their respective Percentage Interests, an amount equal to the Principal Balance of such Class of Certificates, together with one month's interest on such Principal Balance at the related Pass-Through Rate and any Unpaid Interest Shortfall or Liquidation Loss Interest Amount with respect to such Class. Upon such termination, any amounts remaining in the Certificate Account (other than amounts retained to meet claims) shall be paid to the Holders of the Class R Certificates. Following such final deposit, the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer. The distribution on the final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of the Certificates. Any amounts retained in the Certificate Account that are owed to Certificate- holders which have not surrendered their Certificates as of the final Distribution Date shall be withdrawn from the Certificate Account and held in an escrow account with the Trustee pending distribution pursuant to Section 11.01(c).

         (c) If all of the Certificateholders have not surrendered their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within two years after the second notice all Certificates shall not have been surrendered for cancellation, the Trustee shall so notify the Depositor and the Depositor may take appropriate steps, or may appoint an agent to take appropriate and reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of, and only to the extent of, the funds and other assets which remain in trust hereunder.

         (d) Upon any termination pursuant to the exercise of the purchase option contained in Section 11.01(a)(ii) or otherwise, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section will not (i) result in the imposition of Taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

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                  (i) within 90 days prior to the final Distribution Date set forth in the notice given by the Servicer or the Trustee under this Section, the Holders of the Class R Certificates shall adopt a plan of complete liquidation of the Trust Fund; and

                  (ii) at or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Servicer, as agent of the Trustee, shall sell all of the assets of the Trust Fund to the Depositor or the Servicer, as the case may be, for cash.

         By its acceptance of each Class R Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation upon the written request of the Servicer or the Depositor and to take such other action in connection therewith as may be reasonably requested by the Depositor.

         Section 11.02. Auction Call.

         (a) If neither the Depositor nor the Servicer exercises its right described in Section 11.01(a)(ii) within 90 days after the Distribution Date on which they are first entitled to do so, the Depositor and the Servicer shall so notify the Trustee, and the Trustee shall use commercially reasonable efforts to solicit bids for the purchase of all Contracts and other property of the Trust Fund from no fewer than two prospective purchasers that it believes to be Qualified Bidders. If AHFSI is then the Servicer, the solicitation of bids shall be conditioned upon its continuing as servicer of the Contracts on terms and conditions substantially similar to those set forth in this Agreement.

         (b) If the Trustee receives bids from at least two Qualified Bidders and the net proceeds of the highest bid are equal to or greater than the Termination Price, the Trustee shall promptly advise the Servicer of the highest bid and the terms of purchase, and the Servicer shall have three Business Days, at its option, to match the terms of such bid. The Trustee shall thereafter sell the Contracts and other property of the Trust either (i) to the Servicer, if it shall so elect, or (ii) to the highest bidder, and in either case the Trustee shall distribute the net proceeds of such sale in redemption of the Certificates pursuant to Section 6.01. Any such sale must also comply with the requirements of the second to the last sentence of Section 11.01(a) and Section 11.01(b).

         (c) Any costs incurred by the Trustee in connection with such sale (including without limitation any legal opinions or consents required by Section 11.01(b)) shall be deducted from the bid price of the Contracts and other property of the Trust in determining the net proceeds therefrom.

         (d) If the Trustee does not obtain bids from at least two Qualified Bidders, or does not receive a bid such that the net proceeds therefrom would at least equal the Termination Price, it shall not sell the Contracts and other property of the Trust, and shall thereafter have no obligation to attempt to sell same.

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         (e) Each of the Depositor and the Servicer shall cooperate with and provide necessary information to the Trustee in connection with any auction sale as described herein.

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                                 ARTICLE TWELVE

                            MISCELLANEOUS PROVISIONS

         Section 12.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms and in no way shall affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders.

         Section 12.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of a Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being covenanted expressly by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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
         Section 12.03. Acts of Certificateholders.

         (a) Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates of the specified Class or Classes evidencing, as to each such Class, Percentage Interests aggregating 51% or more.

         (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Servicer and the Depositor if made in the manner provided in this Section.

         (c) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (d) The ownership of Certificates shall be proved by the Certificate Registrar.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such security.

         (f) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         Section 12.04. Calculations. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

         Section 12.05. Amendment. This Agreement may be amended from time to time by the parties hereto without consent of any Certificateholders, (i) to cure any ambiguity or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (ii) to add to the duties or obligations of the Servicer hereunder, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the then-current rating of any Class of Certificates (it being understood that none of the Trustee, the Depositor or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates after the Closing Date), (iv) to amend the Class B Principal Distribution Tests

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or the calculation of the Average Sixty-Day Delinquency Ratio, the Average
Thirty-Day Delinquency Ratio, Cumulative Realized Losses, Current Realized Loss Ratio, Sixty-Day Delinquency Ratio or the Thirty-Day Delinquency Ratio or (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, including without limitation provisions relating to the issuance of Definitive Certificates to Certificate Owners pursuant to Section 4.03; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder (including, without limitation, the maintenance of the status of the Trust Fund as a REMIC under the Code).

         This Agreement may also be amended from time to time by the parties hereto without consent of the Certificateholders, to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to (i) maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any Tax on the Trust Fund under the Code that would be a claim against the Trust Fund's assets, or (ii) prevent the Trust Fund from entering into any "prohibited transaction" as defined in Section 860F of the Code; provided that in either such case, (a) there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such Tax or minimize the risk of its imposition or prevent the Trust Fund from entering into such prohibited transaction, as the case may be, and (b) such amendment shall not adversely affect in any material respect the interests of any Certificateholder.

         This Agreement also may be amended from time to time by the parties hereto with the consent of the Holders of each Class of Certificates affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or (iii) adversely affect the status of the Trust Fund as a REMIC or cause a tax to be imposed on the Trust Fund under the REMIC Provisions.

         Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

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         Section 12.06. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Contracts are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at its expense with the consent of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Contracts.

         Section 12.07. Certificates Nonassessable and Fully Paid. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and upon authentication of a Certificate by the Trustee or its Authenticating Agent, such Certificate shall be deemed fully paid.

         Section 12.08. No Petition. Each of the Seller, the Servicer and the Trustee covenants and agrees that prior to the date which is one year and one day after the date upon which the last Class of Certificates has been paid in full, it will not institute against, or join any other Person in instituting against the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. This Section shall survive termination of this Agreement or the termination of the Servicer or the Trustee, as the case may be, under this Agreement.

         SECTION 12.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.10. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, or telecopied (with transmission confirmed by telephone) to, or mailed by first class or registered mail, postage prepaid, to in the case of (i) the Depositor, Credit Suisse First Boston Mortgage Securities Corp., c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010; (ii) the Servicer, Associates Housing Finance Services, Inc., 300 East Carpenter Freeway, Irving, Texas 75062-2726, Attention: Treasurer;
(iii) the Trustee, The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Department; (iv) Moody's, 99 Church Street, New York, New York 10004, Attention: Asset Backed Monitoring; (v) Standard & Poor's, 25 Broadway, New York, New York 10004,
Attention: Consumer Asset Backed Surveillance Group; (vi) Fitch, One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Group; or (vii) in any such case at such other address specified in writing to each other entity listed in this Section.

         Section 12.11. Merger and Integration of Documents. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 12.12. Headings. The headings herein and Table of Contents are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 12.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE
SECURITIES CORP., as Depositor



                              By:______________________________________________
                                                 Joy Margolies
                                                Vice President

                              ASSOCIATES HOUSING FINANCE SERVICES,
                              INC., as Seller and Servicer



                              By:______________________________________________
                                             Marvin T. Runyon, III
                                             Senior Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Trustee



                              By:______________________________________________
                                               Barbara G. Grosse
                                           Assistant Vice President

State of New York          )
                           )  ss.:
County of New York         )

         On the ____ day of March, 1997 before me, a notary public in and for said State, personally appeared Joy Margolies, known to me to be Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            ___________________________________
                                            Notary Public

[Notarial Seal]

State of Texas          )
                        )  ss.:
County of Dallas        )

         On the ____ day of March, 1997 before me, a notary public in and for said State, personally appeared Marvin T. Runyon, III, known to me to be a Senior Vice President of Associates Housing Finance Services, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            ___________________________________
                                            Notary Public

[Notarial Seal]

State of New York         )
                          )  ss.:
County of New York        )

         On the ____ day of March, 1997 before me, a notary public in and for said State, personally appeared _________________, known to me to be a Trust Officer of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to be the person who executed it on behalf of said national association, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            ___________________________________
                                            Notary Public


[Notarial Seal]

                                                                       EXHIBIT A

                                CONTRACT SCHEDULE

                                                                       EXHIBIT B


                       FORM OF FACE OF CLASS A CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 25, 1997. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ___%. ASSUMING THAT PRINCIPAL PAYMENTS ARE MADE ON THE CONTRACTS UNDERLYING THE CERTIFICATES AT A CONSTANT ANNUAL PREPAYMENT RATE OF __% OF THE PREPAYMENT MODEL, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, CALCULATED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE CONTRACTS.


Number RA-___                                                    Class A-[1][2][3][4][5][6][7]

Date of Pooling and                                              Original Denomination:
Servicing Agreement and                                          $____________________
Cut-off Date:  March 1, 1997
                                                                 Initial Class A-__ Principal Balance:
Class A-_ Pass-Through Rate: ____%,                              $____________________
computed on the basis of a 360-day year [and
the actual number of days in the applicable                      Final Distribution Date:
accrual period] [of twelve 30-day months].                       [April 15, 1998]
                                                                 [June 15, 2028]
First Distribution Date: April 15, 1997

                                                                 CUSIP ________________

                    ASSOCIATES MANUFACTURED HOUSING CONTRACT
                            PASS-THROUGH CERTIFICATE,
               SERIES 1997-1, CLASS A[-1][-2][-3][-4][-5][-6][-7]

                evidencing a percentage interest in any distributions allocable to the Class A Certificates with respect to a pool of fixed rate conventional manufactured housing installment sales contracts and installment loans sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by Associates Housing Finance Services, Inc. (the
                "Seller" and the "Servicer").

         This Certificate does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee referred to below or any of their respective affiliates.

         Neither this Certificate nor the underlying manufactured housing installment sales contracts and installment loans are guaranteed or insured by Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee, any of their respective affiliates or by any governmental agency or instrumentality.

         THE PORTION OF THE INITIAL CLASS A-__ PRINCIPAL BALANCE EVIDENCED BY THIS CERTIFICATE (THE "CERTIFICATE BALANCE") WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE THAT ARE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS CERTIFICATE, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

         This certifies that ___________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") sold, together with certain other property (collectively, the "Trust Fund"), by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Contracts either were originated or acquired by and are serviced by Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer") and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates, designated as Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account to each Class A Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class A Certificateholder's Certificate and the Class A-__ Distribution Amount to be distributed to such Class of Class A Certificates.

         Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class A Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO



                                            By:________________________________
                                                      Authorized Officer

                     [Form of Certificate of Authentication]

This is one of the Certificates referred to in the within-mentioned Agreement.


By:_______________________________          By: THE FIRST NATIONAL BANK OF
       Authenticating Agent                     CHICAGO,
                                                  as Trustee


                                       or




__________________________________          ___________________________________
      Authorized Signatory                         Authorized Signatory

                                                                       EXHIBIT C


                       FORM OF FACE OF CLASS B CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 25, 1997. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ___%. ASSUMING THAT PRINCIPAL PAYMENTS ARE MADE ON THE CONTRACTS UNDERLYING THE CERTIFICATES AT A CONSTANT ANNUAL PREPAYMENT RATE OF __% OF THE PREPAYMENT MODEL, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, CALCULATED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE CONTRACTS.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS A REPRESENTATION LETTER TO THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60 OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Number RB-___                                                      Class B-[1][2]

Date of Pooling and                                                Original Denomination:
Servicing Agreement and                                            $____________________
Cut-off Date:  March 1, 1997
                                                                   Initial Class B-[1][2] Principal Balance:
Class B-[1][2] Pass-Through Rate: lesser                           $____________________
of ____%, computed on the basis of a
360-day year, and the Weighted Average                             Final Distribution Date:
Net Contract Rate                                                  June 15, 2028

First Distribution Date:  April 15, 1996                           CUSIP ________________


                    ASSOCIATES MANUFACTURED HOUSING CONTRACT
                            PASS-THROUGH CERTIFICATE,
                          SERIES 1997-1, CLASS B-[1][2]

              evidencing a percentage interest in any distributions allocable to the Class B Certificates with respect to a pool of fixed rate conventional manufactured housing installment sales contracts and installment loans formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer").

         This Certificate does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee referred to below or any of their respective affiliates.

         Neither this Certificate nor the underlying manufactured housing contracts and loans are guaranteed or insured by Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee, any of their respective affiliates or by any governmental agency or instrumentality.

         THE PORTION OF THE INITIAL CLASS B-[1][2] PRINCIPAL BALANCE EVIDENCED BY THIS CERTIFICATE (THE "CERTIFICATE BALANCE") WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE THAT ARE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS CERTIFICATE, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

         This certifies that ___________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Contracts either were originated or acquired by and are serviced by Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer") and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates, designated as Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account and, in certain circumstances, certain amounts on deposit in the Class B-[1][2] Liquidity Account, to each Class B Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class B Certificateholder's Certificate and the Class B-[1][2] Distribution Amount. Payments in respect of the Class B Certificates are subordinated to payments in respect of the Class A Certificates and the Class M Certificates and payments in respect of the Class B-2 Certificates are subordinated to payments in respect of the Class B-1 Certificates, in each case to the extent specified in the Agreement.

         Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class B Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER

USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      THE FIRST NATIONAL BANK OF
                                            CHICAGO



                                            By:________________________________
                                                      Authorized Officer


                     [Form of Certificate of Authentication]

                  This is one of the Certificates referred to in the within-mentioned Agreement.




By:_______________________________          By: THE FIRST NATIONAL BANK OF
      Authenticating Agent                      CHICAGO,
                                                  as Trustee


                                       or




__________________________________          ___________________________________
      Authorized Signatory                            Authorized Signatory

                                                                       EXHIBIT D


               FORM OF REVERSE OF CLASS A AND CLASS B CERTIFICATES

         As provided in the Agreement, deductions and withdrawals from the Certificate Account will be made from time to time for purposes other than distributions to Certificate- holders, such purposes including payment of the Monthly Servicing Fee, reimbursement to the Servicer for certain expenses incurred by it and reimbursement to the Servicer for previous Advances with respect to certain delinquent payments on the Contracts.

         The Trustee will cause to be kept at its Corporate Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate dated the date of authentication by the Trustee.

         No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

         The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders,
(i) to cure any ambiguity or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, (ii) to add to the duties or obligations of the Servicer under the Agreement, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of any Class of Certificates then given by a rating agency (it being understood that none of the Trustee, the Depositor, the Seller or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates after the Closing Date), (iv) to amend certain tests or definitions or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation, provisions relating to the issuance of definitive Certificates to Certificate Owners provided that book-entry registration of Book-Entry Certificates is no longer permitted; provided, however, that any such amendment shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder (including, without limitation, the maintenance of the status of the Trust Fund as a REMIC under the Code). The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, without consent of the Certificateholders, to modify, eliminate or add to the provisions of the Agreement to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any Tax on the Trust Fund, unless certain conditions in the Agreement have been complied with, or to prevent the Trust Fund from entering into certain prohibited transactions under the Code, provided that such amendment shall not adversely affect in any material respect the interests of any Certificateholder and there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or appropriate for such purposes.

         The Agreement may also be amended from time to time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of a Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding or
(iii) adversely affect the status of the Trust Fund as a REMIC or cause a Tax to be imposed on the Trust Fund under the REMIC provisions.

         The respective obligations and responsibilities of the Depositor, the Seller, the Servicer and the Trustee under the Agreement will terminate upon:
(i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Contract or the disposition of all property acquired upon repossession of any Contract and the remittance of all funds due thereunder, (ii) at the option of the Depositor or the Servicer, on any Distribution Date after the first Distribution Date on which the Pool Balance was less than 10% of the Cut-off Date Pool Balance, so long as the Depositor or the Servicer, as the case may be, deposits in the Certificate Account the repurchase price specified in the Agreement or (iii) upon the sale of the Contracts and other property of the Trust Fund by the Trustee if neither the Depositor nor the Servicer exercises the option in clause (ii) within 90 days after the Distribution Date on which they are first entitled to do so, as specified in the Agreement.

                                                                       EXHIBIT E


                           FORM OF CLASS M CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSE OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 25, 1997. THE INITIAL PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ___%. ASSUMING THAT PRINCIPAL PAYMENTS ARE MADE ON THE CONTRACTS UNDERLYING THE CERTIFICATES AT A CONSTANT ANNUAL PREPAYMENT RATE OF __% OF THE PREPAYMENT MODEL, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_________ OF OID PER $1,000 OF INITIAL PRINCIPAL AMOUNT, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL SHORT ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL PRINCIPAL AMOUNT, CALCULATED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE AS TO THE RATE AT WHICH PRINCIPAL PAYMENTS WILL BE MADE ON THE CONTRACTS.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERRED TO HEREIN.

         NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS A REPRESENTATION LETTER TO THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF THE PURCHASER IS AN INSURANCE COMPANY, THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60 OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Number RM-___                                                           Class M

Date of Pooling and                                                     Original Denomination:
Servicing Agreement and                                                 $____________________
Cut-off Date:  March 1, 1997
                                                                        Initial Class M Principal Balance:
Class M Pass-Through Rate: lesser of                                    $____________________
____%, computed on the basis of a 360-
day year of twelve 30 day months, or the                                Final Distribution Date:
Weighted Average Net Contract Rate                                      June 15, 2028

First Distribution Date:  April 15, 1997                                CUSIP ________________


                    ASSOCIATES MANUFACTURED HOUSING CONTRACT
                            PASS-THROUGH CERTIFICATE,
                             SERIES 1997-1, CLASS M

             evidencing a percentage interest in any distributions allocable to the Class M Certificates with respect to a pool of fixed rate conventional manufactured housing installment sales contracts and installment loans formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer").

         This Certificate does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee referred to below or any of their respective affiliates.

         Neither this Certificate nor the underlying manufactured housing contracts and loans are guaranteed or insured by Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee, any of their respective affiliates or by any governmental agency or instrumentality.

         THE PORTION OF THE INITIAL CLASS M PRINCIPAL BALANCE EVIDENCED BY THIS CERTIFICATE (THE "CERTIFICATE BALANCE") WILL BE REDUCED BY DISTRIBUTIONS ON THIS CERTIFICATE THAT ARE ALLOCABLE TO PRINCIPAL. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THIS CERTIFICATE, THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE TRUSTEE.

         This certifies that ___________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Contracts either were originated or acquired by and are serviced by Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer") and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates, designated as Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account to each Class M Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class M Certificateholder's Certificate and the Class M Distribution Amount. Payments in respect of the Class M Certificates are subordinated to payments in respect of the Class A Certificates to the extent specified in the Agreement.

         Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class M Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         Reference is hereby made to the further provisions of this Certificate set forth hereafter, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      THE FIRST NATIONAL BANK OF
                                            CHICAGO



                                            By:________________________________
                                                      Authorized Officer


                     [Form of Certificate of Authentication]

         This is one of the Certificates referred to in the within-mentioned Agreement.


By:_______________________________          By: THE FIRST NATIONAL BANK OF
        Authenticating Agent                    CHICAGO
                                                    as Trustee


                                       or




__________________________________          ___________________________________
        Authorized Signatory                          Authorized Signatory

                     Form of Reverse of Class M Certificate

         As provided in the Agreement, deductions and withdrawals from the Certificate Account will be made from time to time for purposes other than distributions to Certificateholders, such purposes including payment of the Monthly Servicing Fee, reimbursement to the Servicer for certain expenses incurred by it and reimbursement to the Servicer for previous Advances with respect to delinquent payments on the Contracts.

         The Trustee will cause to be kept at its Corporate Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate dated the date of authentication by the Trustee.

         No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

         The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders,
(i) to cure any ambiguity or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, (ii) to add to the duties or obligations of the Servicer under the Agreement, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of any Class of Certificates then given by a rating agency (it being understood that none of the Trustee, the Depositor, the Seller or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates after the Closing Date), (iv) to amend certain tests or definitions or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation, provisions relating to the issuance of definitive Certificates to Certificate Owners provided that book-entry registration of Book-Entry Certificates is no longer permitted; provided, however, that any such amendment shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder (including, without limitation, the maintenance of the status of the Trust Fund as a REMIC under the Code). The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, without consent of the Certificateholders, to modify, eliminate or add to the provisions of the Agreement to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any Tax on the Trust Fund, unless certain conditions in the Agreement have been complied with, or to prevent the Trust Fund from entering into certain prohibited transactions under the Code, provided that such amendment shall not adversely affect in any material respect the interests of any Certificateholder and there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or appropriate for such purposes.

         The Agreement may also be amended from time to time by the Depositor, the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of a Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding or
(iii) adversely affect the status of the Trust Fund as a REMIC or cause a Tax to be imposed on the Trust Fund under the REMIC provisions.

         The respective obligations and responsibilities of the Depositor, the Seller, the Servicer and the Trustee under the Agreement will terminate upon:
(i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Contract or the disposition of all property acquired upon repossession of any Contract and the remittance of all funds due thereunder, (ii) at the option of the Depositor or the Servicer, on any Distribution Date after the first Distribution Date on which the Pool Balance was less than 10% of the Cut-off Date Pool Balance, so long as the Depositor or the Servicer, as the case may be, deposits in the Certificate Account the repurchase price specified in the Agreement or (iii) upon the sale of the Contracts and other property of the Trust Fund by the Trustee if neither the Depositor nor the Servicer exercises the option in clause (ii) within 90 days after the Distribution Date on which they are first entitled to do so, as specified in the Agreement.

                                                                       EXHIBIT F


                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 4.02 AND 4.09 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THE SMALL BUSINESS JOB PROTECTION ACT OF 1996, AS PART OF THE REPEAL OF THE BAD DEBT RESERVE METHOD FOR THRIFT INSTITUTIONS, REPEALED THE APPLICATION OF CODE SECTION 593(d) TO ANY TAXABLE YEAR BEGINNING AFTER DECEMBER 31, 1995.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTIONS 4.02 AND 4.09 OF SUCH POOLING AND SERVICING AGREEMENT.


Number RR-___                                                           Class R

Date of Pooling and                                                     Percentage Interest: 100%
Servicing Agreement and
Cut-off Date:  March 1, 1997                                            Final Distribution Date:
                                                                        June 15, 2028
First Distribution Date:  April 15, 1997

                    ASSOCIATES MANUFACTURED HOUSING CONTRACT
                            PASS-THROUGH CERTIFICATE,
                             SERIES 1997-1, CLASS R

            evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a pool of fixed rate conventional manufactured housing installment sales contracts and installment loans formed and sold by

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

which manufactured housing installment sales contracts and installment loans either were originated or acquired by and are initially serviced by Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer").

         This Certificate does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer or the Trustee referred to below or any of their affiliates.

         Neither this Certificate nor the underlying manufactured housing contracts are guaranteed or insured by Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer, the Trustee, any of their respective affiliates or by any governmental agency or instrumentality.

         This certifies that ______________________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Contract Pool") of conventional manufactured housing installment sales contracts and installment loan agreements (the "Contracts") formed and sold, together with certain other property (collectively, the "Trust Fund"), by Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). The Contracts either were originated or acquired by and are serviced by Associates Housing Finance Services, Inc. and are secured by Manufactured Homes. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the date specified above (the "Agreement"), among the Depositor, the Seller, the Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         This Certificate is one of a duly authorized issue of Certificates, designated as Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1 (the "Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         On each Distribution Date, to the extent described in the Agreement, the Trustee will cause to be distributed from funds in the Certificate Account to each Class R Certificateholder an amount equal to the product of the Percentage Interest evidenced by such Class R Certificateholder's Certificate and the Class R Distribution Amount. Payments in respect of the Class R Certificates are subordinated to payments in respect of the Class A, Class M and Class B Certificates to the extent specified in the Agreement.

         Distributions on this Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by wire transfer to Holders of Class R Certificates with original denominations aggregating at least $5 million who have given the Trustee written instructions at least five Business Days prior to the related Record Date. Notwithstanding the foregoing, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

         The holder of this Class R Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Class A, Class M and Class B Certificates shall be "regular interests" in the REMIC and the Class R Certificates shall be the "residual interests" in the REMIC. In addition, the holder of this Class R Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, (ii) agrees to cooperate with the Servicer in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 4.09 of the Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      THE FIRST NATIONAL BANK OF
                                            CHICAGO



                                            By:________________________________
                                                      Authorized Officer


                     [Form of Certificate of Authentication]

                  This is one of the Certificates referred to in the within-mentioned Agreement.




By:_______________________________          By: THE FIRST NATIONAL BANK OF
        Authenticating Agent                    CHICAGO,
                                                  as Trustee


                                       or




__________________________________          ___________________________________
      Authorized Signatory                          Authorized Signatory

                     Form of Reverse of Class R Certificate

         As provided in the Agreement, deductions and withdrawals from the Certificate Account will be made from time to time for purposes other than distributions to Certificateholders, such purposes including payment of the Monthly Servicing Fee, reimbursement to the Servicer for certain expenses incurred by it, and reimbursement to the Servicer for previous advances with respect to delinquent payments on the Contracts.

         The Trustee will cause to be kept at its Corporate Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate dated the date of authentication by the Trustee.

         No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer nor the Trustee will be affected by notice to the contrary.

         The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, without the consent of any of the Certificateholders,
(i) to cure any ambiguity or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, (ii) to add to the duties or obligations of the Servicer under the Agreement, (iii) to obtain a rating by a nationally recognized rating agency or to maintain or improve the rating of any Class of Certificates then given by a rating agency (it being understood that none of the Trustee, the Depositor or the Servicer is obligated to obtain, maintain or improve any rating of any Class of Certificates after the Closing Date), (iv) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, including without limitation, provisions relating to the issuance of definitive Certificates to Certificate Owners provided that book-entry registration of Book-Entry Certificates is no longer permitted; provided that any such amendment does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder (including, without limitation, the maintenance of the status of the Trust Fund as a REMIC under the Code). The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, without consent of the Certificateholders, to modify, eliminate or add to the provisions of the Agreement to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any Tax on the Trust Fund or to prevent the Trust Fund from entering into certain prohibited transactions under the Code, provided that such amendment shall not adversely affect in any material respect the interests of any Certificateholder and there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or appropriate for such purposes.

         The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating at least 66%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of a Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding or (iii) adversely affect the status of the Trust Fund as a REMIC or cause a Tax to be imposed on the Trust Fund under the REMIC provisions.

         The respective obligations and responsibilities of the Depositor, the Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Contract or the disposition of all property acquired upon repossession of any Contract and the remittance of all funds due thereunder,
(ii) at the option of the Depositor or the Servicer, on any Distribution Date after the first Distribution Date on which the Pool Balance was less than 10% of the Cut-off Date Pool Balance, so long as the Depositor or the Servicer, as the case may be, deposits in the Certificate Account the repurchase price specified in the Agreement or (iii) upon the sale of the Contracts and other property of the Trust Fund by the Trustee if neither the Depositor nor the Servicer exercises the option in clause (ii) within 90 days after the Distribution Date on which they are first entitled to do so, as specified in the Agreement.

                                                                       EXHIBIT G

                         FORM OF CERTIFICATE ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE) (*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

_______________________________

_______________________________


_______________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)


_______________________________________________________________________________
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint


_____________________________________________________________ Attorney to
transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)                        ___________________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as it appears upon the face of
                                            the within Certificate in every
                                            particular, without alteration or
                                            enlargement or any change whatever.

                                                                       EXHIBIT H

                        CERTIFICATE OF SERVICING OFFICER

         The undersigned certifies that he is a _______ of Associates Housing Finance Services, Inc. (the "Seller" and the "Servicer") and that as such he is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to Section 7.02 of the Pooling and Servicing Agreement, dated as of March 1, 1997 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., the Seller, the Servicer and The First National Bank of Chicago, as trustee, and further certifies that:

                  1. The Monthly Report for the period from to attached to this certificate is complete and accurate in accordance with the requirements of Sections 7.01 and 7.02 of the Agreement; and

                  2. As of the date hereof, no Event of Default or event that with notice or lapse of time or both would become an Event of Default has occurred.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of _____________, 19___.

                                            ASSOCIATES HOUSING FINANCE SERVICES,
                                            INC.



                                            By:________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT I
                               TRANSFER AFFIDAVIT


State of _______________  )
                          ) ss:
County ________________   )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _____________________, a corporation duly organized and existing under the laws of the State of __________, the proposed transferee (the "Transferee") of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class R (the "Class R Certificates") issued pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1997 (the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., Associates Housing Finance Services, Inc. and The First National Bank of Chicago, as trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed thereto in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring the Class R Certificates either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised and understands that (i) a tax shall be imposed on Transfers of Class R Certificates to Persons that are not Permitted Transferees; (ii) such tax is imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax shall be imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that no tax will be imposed for any period for which the record holder furnishes to the pass-through entity an affidavit stating that the record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. Transferee has reviewed Section 4.09 of the Agreement and understands the legal consequences of the acquisition of the Class R Certificates including, without limitations, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Sections 4.02 and 4.09 of the Agreement. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer the Class R Certificates and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer the Class R Certificates or cause any Class R Certificates to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.

         7. The Transferee's taxpayer identification number is
_______________________.

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of
_____________________, ___.


                                            [Name of Transferee]




[Corporate Seal]                            By:________________________________
                                               Name:
                                               Title:


ATTEST:



_______________________________
[Assistant] Secretary





         Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument, and to be the ______________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of ___________, 19__.




                                            ___________________________________
                                            NOTARY PUBLIC


                                            My commission expires the ___ day of
                                            ________, 19___.

                                                                       EXHIBIT J


           FORM OF INVESTMENT LETTER OF HOLDER OF CLASS R CERTIFICATES


         1. The Purchaser is acquiring the Class R Certificates as principal for its own account for the purpose of investment [neither the Underwriter nor any of its Affiliates need represent that it is acquiring for purposes of investment] and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

         2. The Purchaser has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Class R Certificates and is able to bear the economic risk of such investment. The Purchaser is an "accredited investor" within the meaning of Rule 501(a) under the rules and regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Purchaser has been given such information concerning the Class R Certificates, the underlying Contracts and the Servicer as it has requested.

         3. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale by the Purchaser of the Class R Certificates.

         4. The Purchaser understands that the Class R Certificates has not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may be resold (which resale is not currently contemplated) only if an exemption from registration is available, that neither the Depositor, the Seller, the Servicer nor the Trustee is required to register the Class R Certificates and that any transfer must comply with Sections 4.02 and 4.09 of the Pooling and Servicing Agreement. In connection with any resale of the Class R Certificates, the Purchaser shall not make any general solicitation or advertisement.

         5. The Purchaser agrees that it will obtain from any purchaser of the Class R Certificates from it the same representations, warranties and agreements contained in paragraphs 1 through 5.

         6. The Purchaser hereby directs the Trustee to register the Class R Certificates acquired by the Purchaser in the name of its nominee as follows:
________________________.

                                            Very truly yours,


                                            By:________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT K

                      PRO FORMA CLASS A-1 PRINCIPAL BALANCE


                 Distribution Date                  Amount
                 -----------------                  ------
           April 1997                            $22,679,000

           May 1997                              $22,679,000

           June 1997                             $22,679,000

           July 1997                             $22,679,000

           August 1997                           $15,374,649

           September 1997                        $13,508,491

           October 1997                          $11,626,361

           November 1997                          $9,728,288

           December 1997                          $7,814,302

           January 1998                           $5,884,437

           February 1998                          $3,938,724

           March 1998                             $1,977,198

           April 1998 and thereafter                      $0

                                       K-1